[MHM February 22, 2005]

[Translation]

Annual Securities Report

(the Tenth Term)
From:  October 1, 2003
To:  September 30, 2004

PUTNAM DIVERSIFIED INCOME TRUST

Annual Securities Report
(the Tenth Term)
From:  October 1, 2003
To:  September 30, 2004

To: Director of Kanto Local Finance Bureau

                                         Filing Date of SRS:  February 22, 2005

Name of the Registrant Trust:            PUTNAM DIVERSIFIED INCOME TRUST

Name and Official Title                  Charles E. Porter
of Representative:                       Executive Vice President, Associate
                                         Treasurer and Principal Executive
                                         Officer

Address of Principal Office:             One Post Office Square
                                         Boston, Massachusetts 02109
                                         U.S.A.

Name and Title of Registration Agent:    Harume Nakano
                                         Attorney-at-Law

                                         Ken Miura
                                         Attorney-at-Law

Address or Place of Business             Marunouchi Kitaguchi Building,
                                         6-5, Marunouchi 1-chome
                                         Chiyoda-ku, Tokyo

Name of Liaison Contact:                 Harume Nakano
                                         Ken Miura
                                         Attorneys-at-Law

Place of Liaison Contact:                Mori Hamada & Matsumoto
                                         Marunouchi Kitaguchi Building,
                                         6-5, Marunouchi 1-chome
                                         Chiyoda-ku, Tokyo

Phone Number:                            03-6212-8316

Places where a copy of this Annual Securities Report is available for Public Inspection

Not applicable.

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00 = [YEN] 104.21, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 2004.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from October 1 to September 30 of the following year.

PART I. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objects and Basic Nature of the Fund:

a. Structure of the Fund:

Putnam Diversified Income Trust (the "Fund") (The Fund may be called as "Putnam DIT" in Japan.)

The Fund is a Massachusetts business trust organized on August 11, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into series. Only the Fund's class M and class C shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, shareholders would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the shares without the shareholder's permission and send the shareholder the proceeds. Shareholders will receive at least 30 days' written notice before the Fund redeems shareholders' shares, and shareholders may purchase additional shares at any time to avoid a redemption. To the extent permitted by applicable law, the Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may at any time, establish one, which could apply to both present and future shareholders.

The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

b. Objects and Basic Nature of the Fund:

GOAL

The Fund seeks as high a level of current income as Investment
Management Company believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mostly in bonds that:

* are obligations of companies and governments worldwide;

* are either investment-grade or below investment-grade (junk bonds); and

* have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15% - 65% of the Fund's net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies;

* High yield sector: lower-rated bonds of U.S. companies; and

* International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

MAIN RISKS

The main risks that could adversely affect the value of the Fund's shares and the total return on your investment include:

* The risk that the issuers of the Fund's investments will not make timely payments of interest and principal. Because the Fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the Fund.

* The risk that movements in financial markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.
  These risks are increased for investments in emerging markets.

You can lose money by investing in the Fund. The Fund may not achieve its goals, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) Structure of the Fund:

(A) Structure of the Fund

                       Related Companies of the Fund

                                  Trust

                      Putnam Diversified Income Trust

                                Trustees
                            (Agreement and
                          Declaration of Trust)
                                                             Investor
Distibution                                  Custodian       Servicing
Agreement                                    Agreement       Agreement

Principal                                           Custodian
Underwriter                                     Investor Servicing
                                                     Agent

Putnam Retail                                   Putnam Fiduciary
Management Limited Partnership                  Trust Company

(acts as distributor)                           (acts as custodian and
                                                investor servicing
                                                agent of the Fund)

Japan Dealer
Sales Agreement

              Agent Company                    Management Contract
              Agreement

Distributor in Japan                           Investment Management
Agent Company                                  Company

SMBC Friend Securities Co., Ltd.         Putnam Investment Management, LLC

(forwarding of sales in Japan             (acts as investment manager of
and rendering of service as               the Fund and investment adviser
agent company)                            concerning the Fund's assets)

                                               Sub-Management Contract

                                               Sub-Investment
                                               Management Company

                                             Putnam Investments Limited

                                         (acts as investment adviser for a
                                           portion of the Fund's assets)

(B) The name, Role in Management of the Fund and Outline of Agreements of Affiliated Parties of the Management Company and the Fund:



-------------------------------------------------------------------------------------------------
Name                 The role in management of the Fund    Outline of the Agreement
-------------------------------------------------------------------------------------------------
Putnam Diversified   Trust                                 Amended and Restated Agreement
Income Trust                                               and Declaration of Trust dated
                                                           September 7, 1988
-------------------------------------------------------------------------------------------------
Putnam Investment    Investment Management                 Management Contract with the Trust
Management, LLC      Company                               dated January 20, 1997.(Note 1)
-------------------------------------------------------------------------------------------------
Putnam               Sub-Investment                        Sub-Management Contract
Investments          Management Company                    (Note 2) with Investment
Limited                                                    Management Company concluded on
                                                           September 13, 2004
-------------------------------------------------------------------------------------------------
Putnam Fiduciary     Custodian and Investor                Custodian Agreement with the Trust
Trust Company        Servicing Agent                       dated May 3, 1991 (as amended on
                                                           June 1, 2001). (Note 3)
                                                           Investor Servicing Agreement with
                                                           the Trust dated June 3, 1991.
-------------------------------------------------------------------------------------------------
Putnam Retail        Principal Underwriter                 Class C Distribution Plan and
Management                                                 Agreement with the Trust dated
Limited Partnership                                        January 8, 1999
                                                           Class M Distribution Plan and
                                                           Agreement with the Trust dated
                                                           November 28, 1994.
-------------------------------------------------------------------------------------------------
SMBC Friend          Distributor in Japan                  Japan Dealer Sales Agreement was
Securities Co., Ltd.                                       made with Principal Underwriter on
                                                           May 19, 1997 (amended on February 1,
                                                           2003 regarding Class C shares and
                                                           M shares in Japan. (Note 4)
-------------------------------------------------------------------------------------------------
SMBC Friend          Agent Company                         Agent Securities Company Agreement
Securities Co., Ltd.                                       was made with the Trust on February 1,
                                                           2003 regarding Class C shares (Note 5)
                                                           Agent Securities Company Agreement
                                                           was made with the Trust on May 2, 1997
                                                           regarding Class M shares
-------------------------------------------------------------------------------------------------


(Note 1) Management Contract is an agreement by which Investment
Management Company agrees to provide investment management services of Fund and investment advisory services of Fund's assets.

(Note 2) Sub-Management Contract is an agreement by which Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund's assets as determined from time to time by Investment Management Company.

(Note 3) Custodian Agreement is an agreement by which Custodian agrees to provide custody services of Fund's.

(Note 4) Japan Dealer Sales Agreement is an agreement by which
Distributor in Japan agrees to sell Shares delivered by Principal
Underwriter for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus in Japan.

(Note 5) Agent Company Agreement is an agreement by which Agent Company, appointed by Fund, agrees to distribute prospectuses relating to Shares, to make public the daily net asset value per Share and to distribute management reports and other documents required to be prepared in accordance with the applicable laws and regulations of Japan and/or the Rules of the Japan Securities Dealers Association, etc.

(C) Outline of the Management Company

1. Trust

a) Law of Place of Incorporation:

The Trust is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 11, 1988.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Trust is an open-end, diversified management company under the Investment Company Act of 1940.

b) Purpose of the Company:

The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

c) History of the Company:

August 11, 1988:                Organization of the Fund as a
                                Massachusetts business trust.
                                Adoption of the Agreement and
                                Declaration of Trust.

September 7, 1988:              Adoption of the Amended and
                                Restated Agreement and Declaration
                                of Trust.

d) Amount of Capital Stock:

Not applicable.

e) Information Concerning Major Shareholders:

Not applicable.

2. Putnam Investment Management, LLC (Investment Management Company)

a) Law of Place of Incorporation:

Putnam Investment Management, LLC is a limited liability company organized under the law of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

b) Purpose of the Company:

Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

c) History of the Company:

Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. Approximately 300 Investment specialists in Boston, London and Tokyo with more than 10 years' experience on average in asset management field are in charge of management. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937. Investment Management Company is the nineteenth largest investment management company in United States ranked by total assets (source: Investment Company Institute 's Report as of November,
2004) and manages the funds in the Putnam Family, with about $143.3 billion in an aggregate net asset value in over 10 million shareholder accounts as of the end of December, 2004. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds. Total assets under management of Putnam Group are nearly US$213 billion as of the end of December 2004.

Putnam Investment Management, LLC, Putnam Retail Management L.P., Putnam Investments Limited and Putnam Fiduciary Trust Company are subsidiaries of Putnam LLC, which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

d) Amount of Capital Stock:

1. Amount of member's equity (as of the end of December, 2004)
$75,784,000*

2. Member's equity for the past five years:

    Year                     Member's Equity
-----------                 ----------------
End of 2000                   $209,635,521
End of 2001                   $170,497,323
End of 2002                   $138,739,094
End of 2003                   $144,486,000
End of 2004                    $75,784,000*

*This figure is unaudited.

e) Information Concerning Major Shareholders:

As of the end of December, 2004, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam LLC.

2. INVESTMENT POLICY

(1) Investment Policy

GOAL

The Fund seeks as high a level of current income as Investment
Management Company believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mostly in bonds that:

* are obligations of companies and governments worldwide;

* are either investment-grade or below investment-grade (junk bonds); and

* have intermediate to long-term maturities (three years or longer).

(2) Objects of Investment

Under normal market conditions, we invest 15% - 65% of the Fund's net assets in each of these three sectors:

* U.S. and investment-grade sector: U.S. government securities and investment-grade bonds of U.S. companies;

* High yield sector: lower-rated bonds of U.S. companies; and

* International sector: bonds of foreign governments and companies, including both investment-grade and lower-rated securities.

(3) Structure of the Management of the Fund

Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

The Fund's Trustees oversee the general conduct of the Fund's business. The Trustees have retained Putnam Management to be the Fund's investment manager, responsible for making investment decisions for the Fund and managing the Fund's other affairs and business. The Fund pays Putnam Management a quarterly management fee for these services based on the Fund's average net assets. The Fund paid Putnam Management a management fee of 0.53% of average net assets for the Fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of equity, high yield and other debt securities in the United States.

Investment Management Company has retained its affiliate, Putnam
Investments Limited ("PIL"), to manage a separate portion of the assets of the Fund. Subject to the supervision of Investment Management Company, PIL is responsible for making decisions for the portion of the assets of the Fund that it manages. PIL provides a full range of international investment advisory services to institutional and retail clients.

Investment Management Company and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed Income and Core Fixed Income High Yield Teams are responsible for the day-to-day management of the Fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the team's management of the Fund's portfolio. Their experience as investment professionals over at least the last five years is shown. The following table also shows the dollar range of shares of the Fund owned by these professionals as of November 30, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


--------------------------------------------------------------------------------------------
                                                                               Dollar Range
                                                                              of Fund Shares
Portfolio Leader    Since  Employer           Positions Over Past Five Years       Owned
--------------------------------------------------------------------------------------------
D. William Kohli     2002  Putnam Management  Team Leader of Portfolio         over $100,000
                           1994 - Present     Construction
--------------------------------------------------------------------------------------------
                                                                               Dollar Range
                                                                              of Fund Shares
Portfolio Members   Since  Employer           Positions Over Past Five Years       Owned
--------------------------------------------------------------------------------------------
Stephen C. Peacher   2002  Putnam Management  Chief Investment Officer, Core        $0
                           1990 - Present     Fixed Income High Yield Team
--------------------------------------------------------------------------------------------
David L. Waldman     1998  Putnam Management  Director of Fixed Income              $0
                           1997 - Present     Quantitative Research.
                                              Team Leader of Portfolio
                                              Construction.
--------------------------------------------------------------------------------------------


Other funds managed by the Portfolio Leader and Portfolio Members.

As of the Fund's fiscal year-end, D. William Kohli was also a Portfolio Leader of Putnam Master Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust and a Portfolio Member of Putnam Global Income Trust. Stephen C. Peacher was also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. David L. Waldman was also a Portfolio Member of Putnam Master Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

D. William Kohli, Stephen C. Peacher and David L. Waldman may also manage other accounts and variable trust funds managed by Putnam
Management or an affiliate.

Changes in the Fund's Portfolio Leader and Portfolio Members

No changes in the Fund's Portfolio Leader or Portfolio Members occurred during the fiscal year ended September 30, 2004. D. William Kohli has served as Portfolio Leader of the Fund since May 2002, when Putnam Management introduced this designation.

Investment in the Fund by Putnam employees and the Trustees. As of November 30, 2004, all of the 13 Trustees owned shares of each fund. The table shows the approximate value of investments in the Fund and all Putnam funds as of that date by Putnam employees and the Fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

------------------------------------------------------------------------
                                  Fund           All Putnam funds
------------------------------------------------------------------------
Putnam employees              $5,779,000           $463,815,000
------------------------------------------------------------------------
Trustees                        $124,000            $47,311,000
------------------------------------------------------------------------

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for each of the Growth Portfolio, Balanced Portfolio and Conservative Portfolio, Lipper Global Flexible Portfolio Funds Average, is each fund's broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam
Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Regulatory matters and litigation. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The Fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

(4) Distribution Policy:

The Fund distributes any net investment income monthly and any net realized capital gains annually. In principle, the Fund pays distributions on the 20th day of each month to Japanese investors who hold shares as of the Record Date(*) of around 11th day of each month. Japanese investors will be paid distributions on the fourth business day in Japan since the SMBC Friend confirms the payment by Putnam.

* Record Date shall be 7 Fund business days before 20th day of each month in principle and the next Fund business day of such Record Date shall be Ex-dividend Date. Fund business day means a day on which the NYSE is open for business.

(5) Restrictions of Investment:

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(4) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(8) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

(9) Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies, or instrumentalities, or of any non-U.S. government, its agencies, or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval.

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and
(c) above.

All percentage limitations on investments (other than pursuant to the non-fundamental investment restriction (1) above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.

1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market including without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Investment Management, LLC to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. The Fund will not borrow money in excess of 10% of the value of its total assets;

3. The Fund will not make short sales of securities in excess of the Fund's net asset value; and

4. The Fund will not together with other mutual funds managed by Putnam Investment, Inc., acquire more than 50% of the outstanding voting securities of any issuer.

If any violation of the foregoing standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the fund's offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

3. INVESTMENT RISKS

(1) Risk Factor

The Fund's main investment strategies and related risks.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in bonds from multiple sectors, including the U.S. and investment-grade sector, the high yield sector and the international sector. We will not invest less than 15% of the fund's net assets in U.S. government securities. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

A description of the risks associated with the Fund's main investment strategies follows.

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 70% of the fund's total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund's investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Non-U.S. investments. The Fund considers a foreign company to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S. Non-U.S. investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

* Political and economic developments: Non-U.S. investments may be subject
  to the risks of seizure by a non-U.S. government, impositi	on of
  restrictions on the exchange or export of non-U.S. currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, we may at times find it difficult to value the Fund's non-U.S. investments.

* Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Non-U.S. withholding taxes may reduce the proceeds from dividends or interest on, or the sale of, non-U.S. investments.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or to investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to the fund's non-U.S. investments.

Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund's exposure to long- or short-term interest rates (in the United States or abroad). However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks.

Hybrid instruments. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Investment in Japanese Yen. Because the Fund consists of US dollars, purchase or repurchase of the Fund securities in Yen carries the risk of exchange.

(2) Management Structure for the Risks

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk
Management Committee - to actively manage those risks.

4. FEES, ETC. AND TAX

(1) Sales charge

(a) Sales charge in overseas markets:

Class C shares

-- No initial sales charge; your entire investment goes to work immediately

-- Deferred sales charge of 1.00% if shares are sold within one year of purchase

-- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) or M shares because of higher 12b-1 fees

-- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Class M shares

--  Initial sales charge of up to 3.25%

--  Lower sales charges available for investments of $50,000 or more

-- No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

-- Lower annual expenses, and higher dividends, than class B shares (not offered in Japan) or class C shares because of lower 12b-1 fees

-- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

-- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Initial sales charges for class M shares*
------------------------------------------------------------------------------
                                                   Class M sales charge
                                                   as a percentage of:
------------------------------------------------------------------------------
Amount of purchase at offering price ($) Net amount invested  Offering price**
------------------------------------------------------------------------------
Under 50,000                                    3.36%               3.25%
50,000 but under 100,000                        2.30                2.25
100,000 but under 250,000                       1.52                1.50
250,000 but under 500,000                       1.01                1.00
500,000 but under 1,000,000                     NONE                NONE
1,000,000 and above                             NONE                NONE
------------------------------------------------------------------------------

 * Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

(b) Sales charge in Japan:

Class C shares

No subscription charge payable at the time of purchase. Provided that the following sales charge will be assessed on redemptions as contingent deferred sales charge ("CDSC"):

Year after purchase           1     2     3     4     5     6+
------------------------------------------------------------------
Charge                        4%    4%    3%    2%    1%    0%

The CDSC will be applied against the lesser of issue amount at the time of purchase or repurchase proceeds. For the calculation of the duration from purchase to redemption, a period counting from the date of purchase to the last day of the corresponding month of the next year.
Consumption Tax will not be imposed on CDSC.

Class M shares

Sales charge applicable in Japan shall be 3.4125% (3.25% without Consumption Tax) of the Net Asset Value. 0.25% of the Net Asset Value divided by (1-0.0325) and rounded to the nearest in the three decimal places shall be retained by Putnam Retail Management L.P. as the Fund's Principal Underwriter.

(2) Repurchase charge

(a) Repurchase charge in overseas markets

Class C shares

No repurchase fee will be charged, however the above Deferred Sales Charge in (1)(a) will be charged on redemption.

Class M shares

No repurchase fee will be charged.

(b) Repurchase charge in Japan

Class C shares

No repurchase fee will be charged, however the above CDSC in (1)(b) will be charged on redemption. Consumption Tax will not be imposed on CDSC.

Class M shares

No repurchase fee will be charged.

(3) Management Fee, etc.:

(a) Management Fees

Under a Management Contract dated January 20, 1997, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455 % of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Pursuant to the Management Contract, the Fund incurred $29,996,404, $25,294,593 and $21,314,896 in management fees for the fiscal years ending on September 30, 2004, 2003 and 2002, respectively.
The Fund invests a portion of its assets in Putnam Prime Money Market Fund. In connection with such investments, management fees paid by the Fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the Fund in Putnam Prime Money Market Fund. Net management fees paid for fiscal 2004 reflect the waiver of $202,709 in management fees otherwise payable by the Fund to Putnam Management in respect of such investments.

Sub-advisor. Pursuant to the terms of a sub-management agreement between Putnam Management and PIL, Putnam Management (and not the Fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of the Fund, if any, managed by PIL from time to time. PIL's address is Cassini House, 57-59 St James's Street,
London, England, SW1A 1LD.

(b) Custodian Fee and Charges of the Investor Servicing Agent

Putnam Fiduciary Trust Company, the Fund's Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

For the fiscal year ending on September 30, 2004, the Fund paid
$5,371,463 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company before the expense reduction, and $5,011,072 after the expense reduction.

(c) Fee on Class C Distribution Plan

The Class C distribution plan provides for payments by the Fund to Putnam Retail Management L.P. at the annual rate of up to 1.00% of average net assets attributable to Class C shares.

Payments under the plans are intended to compensate Putnam Retail
Management L.P. for services provided and expenses incurred by it as principal underwriter of Fund's shares, including the payments to dealers mentioned below and repayments of commission advances to dealers selling Class C shares in Japan. Payments to dealers are subject to the continuation of the class C distribution plan and the terms of an agreement between SMBC Friend and Putnam Retail Management L.P.

For the fiscal year ending on September 30, 2004, the Fund paid fees under the Class C distribution plan of $2,895,891 for Class C shares sold in the United States.

(d) Fee on Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management L.P. at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. SMBC Friend and other dealers are paid from the 0.50% that the Fund pays Putnam Retail Management L.P.

Payments under the plans are intended to compensate Putnam Retail Management L.P. for services provided and expenses incurred by it as principal underwriter of Fund's shares, including the payments to the above dealers . Payments to dealers are subject to the continuation of the class M distribution plan and the terms of an agreement between SMBC Friend and Putnam Retail Management L.P.

For the fiscal year ending on September 30, 2004, the Fund paid fees under the distribution plan of $16,984,908 for Class M shares.

(4) Other Expenses:

The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares).
The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $46,807 for Fiscal 2004.

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Investment Management Company also manages the fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2004.

-------------------------------------------------------------------------------
                                                     Aggregate dollar range of
                            Dollar range of Putnam   shares held in all of the
                           Diversified Income Trust   Putnam funds overseen by
Name of Trustee                  shares owned                  Trustee
-------------------------------------------------------------------------------
Jameson A. Baxter                 $1-$10,000                over $100,000
Charles B. Curtis                 $1-$10,000                over $100,000
Myra R. Drucker                   $1-$10,000                over $100,000
John A. Hill                    $10,001-$50,000             over $100,000
Ronald J. Jackson                 $1-$10,000                over $100,000
Paul L. Joskow                    $1-$10,000                over $100,000
Elizabeth T. Kennan               $1-$10,000                over $100,000
John H. Mullin, III             $10,001-$50,000             over $100,000
Robert E. Patterson             $10,001-$50,000             over $100,000
W. Thomas Stephens                $1-$10,000                over $100,000
Richard B. Worley                 $1-$10,000                over $100,000
*Charles E. Haldeman, Jr.       $10,001-$50,000             over $100,000
*George Putnam, III             $10,001-$50,000             over $100,000
-------------------------------------------------------------------------------

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Investment Management Company, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the Fund, Investment Management Company or Putnam Retail Management or shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam is the President of the Fund and each of the other Putnam funds. The balance of the Trustees are not "interested persons."

Each independent Trustee of the Fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current independent Trustees of the Fund are Trustees of all of the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The committees of the Board of Trustees, and the number of times each committee met during your fund's fiscal year, are shown in the table below:

-----------------------------------------------------
Audit and Pricing Committee                        24
-----------------------------------------------------
Board Policy and Nominating Committee               8
-----------------------------------------------------
Brokerage and Custody Committee                     7
-----------------------------------------------------
Communication, Service and Marketing Committee     11
-----------------------------------------------------
Contract Committee                                 17
-----------------------------------------------------
Distributions Committee                             5
-----------------------------------------------------
Executive Committee                                 1
-----------------------------------------------------
Investment Oversight Committees                    32
-----------------------------------------------------

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2004, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2004:



COMPENSATION TABLE

                                       Pension or      Estimated
                                       retirement         annual         Total
                         Aggregate       benefits  benefits from  compensation
                      compensation     accrued as     all Putnam      from all
                          from the   part of fund     funds upon        Putnam
Trustees/Year             fund (1)       expenses retirement (2)  funds (3)(4)
------------------------------------------------------------------------------
Jameson A. Baxter/          $5,141         $1,365       $100,000      $218,950
1994 (5)

Charles B. Curtis/           5,166          1,732        100,000       244,250
2001

Myra R. Drucker/                 0              0            --         33,780
2004 (6)

Charles E. Haldeman, Jr./        0              0            --            --
2004 (6)

John A. Hill/                9,944          1,726        200,000       458,626
1985 (5)(7)

Ronald J. Jackson/           5,194          1,396        100,000       224,000
1996 (5)

Paul L. Joskow/              6,729          1,001        100,000       294,500
1997 (5)(7)

Elizabeth T. Kennan/         4,988          1,775        100,000       221,500
1992

Lawrence J. Lasser/              0          1,533         93,333           --
1992 (9)

John H. Mullin, III/         4,947          1,532        100,000       216,000
1997 (5)

Robert E. Patterson/         5,002            960        100,000       217,750
1984

George Putnam, III/          6,209            794        125,000       262,500
1984 (7)

W. Thomas Stephens/          5,189          1,396        100,000       228,250
1997 (5)

W. Nicholas Thorndike/       4,194          2,287        105,783       114,500
1992 (8)

Richard B. Worley/               0              0            --         33,780
2004 (6)


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2004. For Mr. Thorndike, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(3) As of December 31, 2004, there were 110 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from approximately $5,000 to $90,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of September 30, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter - $17,880; Mr. Hill - $59,461; Mr. Jackson - $30,452; Mr. Joskow - $20,679; Mr. Mullin -
$20,368; and Mr. Stephens - $6,043.

(6) Ms. Drucker and Messrs. Haldeman and Worley were elected to the Board of Trustees on November 11, 2004.

(7) Includes additional compensation to Messrs. Hill, Putnam and Dr. Joskow for service as Chairman of the Trustees, President of the Funds and Chairman of the Audit and Pricing Committee, respectively.

(8) Mr. Thorndike retired from the Board of Trustees of the Putnam funds on June 30, 2004.

(9) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the fund's retirement plan prior to July 1, 2000.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

Investment Management Company places all orders for purchases and sales of the Fund's portfolio securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Investment Management Company may consider sales of Fund shares (and, if permitted by law, of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 2004, 2003 and 2002 the Fund paid $474,646, $254,227 and
$241,310 in brokerage commissions, respectively.

For the fiscal year ending on September 30, 2004, the Fund paid $33,875,552 (reflecting a reduction in management fees in connection with the fund's investment in Putnam Prime Money Market Fund) in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of Shareholders in Japan

The Fund qualifies as a "bond investment trust." Hence, the tax treatment of unitholders in Japan of funds is as follows:

(1) Distributions to be made by a fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the fund's currency) between the redemption amount and the amount equal to capital of the fund (Hereinafter the same shall apply)) to be made by a fund to Japanese individual unitholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the fund to Japanese corporate unitholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office.

(4) Distributions of net investment returns such as interest, etc. and distributions of short-term net realized capital gains will be, in principle, subject to withholding of U.S. federal income tax currently at the rate of 15% and the amount obtained after such deduction will be paid in Japan. Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. When the recently signed U.S.-Japan tax treaty enters into force (after the treaty is ratified) such distributions will be subject to withholding of U.S. federal income tax at the rate of 10%.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called "balance collection method", so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S.
withholding tax withheld will be collected in Japan.

(6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7) Capital gains and losses arising from purchase and sale, and repurchase of the units, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual unitholders for their capital gains.

This Fund qualifies as a public offered, foreign government and corporate bond fund under the tax law. Provided, that there is a possibility that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above may be changed after the new tax treaty between Japan and the U.S. becomes effective and is subject to other changes of law or practice.

5. STATUS OF INVESTMENT FUND

(1) Diversification of Investment Portfolio

                                           (as of the end of December, 2004)
----------------------------------------------------------------------------
                                              Total        Investment Ratio
Types of Assets      Name of Country      U.S. Dollars           (%)
----------------------------------------------------------------------------
Corporate Bonds      United States       1,787,382,365           34.22
                     Canada                 85,737,378            1.64
                     France                 42,697,741            0.82
                     Luxembourg             27,542,899            0.53
                     United Kingdom         26,997,613            0.52
                     Ireland                17,798,424            0.34
                     Malaysia               16,167,426            0.31
                     Germany                13,066,084            0.25
                     Cayman Islands          9,827,436            0.19
                     Norway                  4,890,600            0.09
                     Netherlands             2,279,532            0.04
                     Chile                   1,911,484            0.03
                     Bermuda                   227,500            0.00
----------------------------------------------------------------------------
Sub-total                                2,036,526,482           38.98%
----------------------------------------------------------------------------
U.S. Government
Agency Mortgage
Obligations          United States       1,098,053,432           21.02%
----------------------------------------------------------------------------
U.S. Treasury
Obligations          United States         704,911,121           13.49%
----------------------------------------------------------------------------
Foreign Government   France                139,110,226            2.66
Bonds                Germany               110,271,815            2.11
                     Sweden                 81,952,198            1.57
                     Russia                 55,308,863            1.06
                     Brazil                 33,783,198            0.65
                     Colombia               30,337,340            0.58
                     Mexico                 22,805,250            0.44
                     Venezuela              20,335,885            0.39
                     Philippines            19,077,676            0.37
                     Canada                 18,319,719            0.35
                     South Africa           17,352,603            0.33
                     Indonesia              16,594,625            0.32
                     Portugal               14,024,387            0.27
                     Greece                 11,159,570            0.21
                     Ecuador                 9,698,400            0.19
                     Bulgaria                8,841,250            0.16
                     Peru                    3,257,063            0.06
                     El Salvador             2,256,150            0.04
                     Dominican Republic      2,172,188            0.04
----------------------------------------------------------------------------
Sub-total                                  616,658,406           11.80%
----------------------------------------------------------------------------
Asset-Backed         United States         393,875,593            7.54
Securities           Cayman Islands        106,398,006            2.04
                     United Kingdom         72,711,566            1.39
                     Ireland                 3,643,000            0.07
----------------------------------------------------------------------------
Sub-total                                  576,628,165           11.04%
----------------------------------------------------------------------------
Collateralized       United States         239,431,379            4.58
Mortgage Obligations Ireland                15,348,290            0.29
                     United Kingdom          5,784,152            0.11
                     Cayman Islands          4,547,380            0.09
----------------------------------------------------------------------------
Sub-total                                  265,111,201            5.07%
----------------------------------------------------------------------------
Senior Loans         United States         138,253,503            2.65
                     United Kingdom            821,781            0.01
----------------------------------------------------------------------------
Sub-total                                  139,075,284            2.66%
----------------------------------------------------------------------------
Brady Bonds          Peru                   10,126,597            0.19
                     Argentina               7,117,600            0.14
                     Brazil                  5,201,057            0.10
----------------------------------------------------------------------------
Sub-total                                   22,445,254            0.43%
----------------------------------------------------------------------------
U.S. Government
Agency Obligations   United States           9,970,313            0.19%
----------------------------------------------------------------------------
Convertible Bonds    United States           7,031,563            0.13%
----------------------------------------------------------------------------
Short-Term           United States         569,501,660           10.90
Investments          Denmark                49,957,931            0.96
                     Australia              38,949,181            0.75
                     Belgium                24,970,875            0.47
----------------------------------------------------------------------------
Sub-total                                  683,379,647           13.08%
----------------------------------------------------------------------------
Cash, Deposit and
Other Assets (After
deduction of liabilities)                 (935,882,960)         -17.92%
----------------------------------------------------------------------------
Total
(Net Asset Value)                        5,223,907,908          100.00%
----------------------------------------------------------------------------

Note 1: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

Note 2: Dollar amount is translated for convenience at the rate of $1.00=yen 104.21 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on December 31, 2004). The same applies hereinafter.

Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

(2) Investment Assets

(a) Names of Major Portfolio



December 31, 2004                                                           (As of the end of December 2004)
------------------------------------------------------------------------------------------------------------
Top 30 Holdings
------------------------------------------------------------------------------------------------------------
                                                                             Quantity     Interest
                                            Name of                         (Number of      Rate
Ranking Name of Issue                        Country          Type            Shares)        (%)    Maturity
------------------------------------------------------------------------------------------------------------
1.      Federal National Mortgage             United       U.S. Government  376,900,000     5.00%     2020
        Association Pass-Through              States       Agency Mortgage
        Certificates 5s, TBA,                                  Obligations
        January 1, 2020
------------------------------------------------------------------------------------------------------------
2.      U.S. Treasury Bonds 6 1/4s,           United         U.S. Treasury  225,772,000     6.25%     2030
        May 15, 2030                          States           Obligations
------------------------------------------------------------------------------------------------------------
3.      Federal National Mortgage             United       U.S. Government  249,500,000     6.50%     2033
        Association Pass-Through              States       Agency Mortgage
        Certificates 6 1/2s, TBA,                              Obligations
        January 1, 2033
------------------------------------------------------------------------------------------------------------
4.      Federal National Mortgage             United       U.S. Government  249,900,000     4.50%     2020
        Association Pass-Through              States       Agency Mortgage
        Certificates 4 1/2s, TBA,                              Obligations
        January 1, 2020
------------------------------------------------------------------------------------------------------------
5.      Federal Home Loan Mortgage            United       U.S. Government  116,700,000     6.50%     2035
        Corporation 6 1/2s, TBA,              States       Agency Mortgage
        January 1, 2035                                        Obligations
------------------------------------------------------------------------------------------------------------
6.      U.S. Treasury Notes 3 1/4s,           United         U.S. Treasury  100,342,000     3.25%     2008
        August 15, 2008                       States           Obligations
------------------------------------------------------------------------------------------------------------
7.      U.S. Treasury Bonds 6 1/4s,           United         U.S. Treasury   77,090,000     6.25%     2023
        August 15, 2023                       States           Obligations
------------------------------------------------------------------------------------------------------------
8.      U.S. Treasury Notes 4 1/4s,           United         U.S. Treasury   74,905,000     4.25%     2013
        August 15, 2013                       States           Obligations
------------------------------------------------------------------------------------------------------------
9.      Germany (Federal Republic of)        Germany    Foreign Government   45,510,000     6.00%     2007
        bonds Ser. 97, 6s, 2007                                      Bonds
------------------------------------------------------------------------------------------------------------
10.     France (Government of)                France    Foreign Government   47,000,000     4.00%     2013
        bonds 4s, 2013                                               Bonds
------------------------------------------------------------------------------------------------------------
11.     U.S. Treasury Notes 1 5/8s,           United         U.S. Treasury   62,550,000     1.63%     2005
        March 31, 2005                        States           Obligations
------------------------------------------------------------------------------------------------------------
12.     U.S. Treasury Bonds 7 1/2s,           United         U.S. Treasury   37,950,000     7.50%     2016
        November 15, 2016                     States           Obligations
------------------------------------------------------------------------------------------------------------
13.     Germany (Federal Republic of)        Germany    Foreign Government   29,920,000     6.00%     2007
        bonds Ser. 97, 6s, 2007                                      Bonds
------------------------------------------------------------------------------------------------------------
14.     Sweden (Government of) bonds          Sweden    Foreign Government  226,060,000     4.00%     2008
        Ser. 3101, 4s, 2008                                          Bonds
------------------------------------------------------------------------------------------------------------
15.     Sweden (Government of) debs.          Sweden    Foreign Government  215,045,000     6.75%     2014
        Ser. 1041, 6 3/4s, 2014                                      Bonds
------------------------------------------------------------------------------------------------------------
16.     U.S. Treasury Strip zero %,           United         U.S. Treasury   98,235,000     0.00%     2024
        November 15, 2024                     States           Obligations
------------------------------------------------------------------------------------------------------------
17.     France (Government of) bonds          France    Foreign Government   22,675,000     5.50%     2010
        5 1/2s, 2010                                                 Bonds
------------------------------------------------------------------------------------------------------------
18.     Federal National Mortgage             United       U.S. Government   29,225,360     6.50%   2024 to
        Association Pass-Through              States       Agency Mortgage                            2034
        Certificates 6 1/2s, with due                          Obligations
        dates from February 1, 2024
        to November 1, 2034
------------------------------------------------------------------------------------------------------------
19.     France (Government of) bonds          France    Foreign Government   17,480,000     5.75%     2032
        5 3/4s, 2032                                                 Bonds
------------------------------------------------------------------------------------------------------------
20.     Russia (Federation of) unsub.         Russia    Foreign Government   25,845,000     5.00%     2030
        stepped-coupon 5s (7 1/2s, 3/31/07),                         Bonds
        2030 (STP)
------------------------------------------------------------------------------------------------------------
21.     Conseco Finance Securitizations       United          Asset-backed   23,474,000     6.91%     2033
        Corp.  Ser. 01-3, Class A4,           States            Securities
        6.91s, 2033
------------------------------------------------------------------------------------------------------------
22.     Conseco Finance Securitizations       United          Asset-backed   26,321,000     8.31%     2032
        Corp. Ser. 00-4, Class A6,            States            Securities
        8.31s, 2032
------------------------------------------------------------------------------------------------------------
23.     Federal National Mortgage             United       U.S. Government   23,100,000     5.00%     2035
        Association Pass-Through              States       Agency Mortgage
        Certificates 5s, TBA,                                  Obligations
        January 1, 2035
------------------------------------------------------------------------------------------------------------
24.     United Mexican States bonds           Mexico    Foreign Government   19,500,000     8.30%     2031
        Ser. MTN, 8.3s, 2031                                         Bonds
------------------------------------------------------------------------------------------------------------
25.     Russia (Federation of) 144A unsub     Russia    Foreign Government   21,131,875     5.00%     2030
        stepped-coupon 5s (7 1/2s, 3/31/07),                         Bonds
        2030 (STP) (S)
------------------------------------------------------------------------------------------------------------
26.     U.S. Treasury Notes 3 5/8s,           United         U.S. Treasury   22,000,000     3.63%     2013
        May 15, 2013                          States           Obligations
------------------------------------------------------------------------------------------------------------
27.     Colombia (Republic of) notes        Colombia    Foreign Government   16,195,000    10.75%     2013
        10 3/4s, 2013                                                Bonds
------------------------------------------------------------------------------------------------------------
28.     Neon Capital, Ltd. 144A limited       Cayman          Asset-backed   20,169,472     1.46%     2013
        recourse sec. notes Ser. 96,         Islands            Securities
        1.458s, 2013
------------------------------------------------------------------------------------------------------------
29.     Qwest Corp. 144A notes 9 1/8s,        United       Corporate Bonds   16,415,000     9.13%     2012
        2012                                  States             and Notes
------------------------------------------------------------------------------------------------------------
30.     Greenpoint Manufactured Housing       United          Asset-backed   18,194,497     8.45%     2031
        Ser. 00-3, Class IA, 8.45s, 2031      States            Securities
------------------------------------------------------------------------------------------------------------


December 31, 2004                    (As of the end of December 2004)
---------------------------------------------------------------------
Top 30 Holdings
---------------------------------------------------------------------
             Acquisition Cost           Current Value
---------------------------------------------------------------------
             Per                      Per                  Investment
            Share       Total        Share       Total       ratio
Ranking    (U.S.$)      (U.S.$)     (U.S.$)      (U.S.$)      (%)
---------------------------------------------------------------------
1.          1.02      383,142,406    1.02      382,847,934    7.3
---------------------------------------------------------------------
2.          1.17      263,049,858    1.19      269,621,167    5.2
---------------------------------------------------------------------
3.          1.05      261,794,500    1.05      261,585,156    5.0
---------------------------------------------------------------------
4.          1.00      249,956,484    1.00      249,080,028    4.8
---------------------------------------------------------------------
5.          1.05      122,340,172    1.05      122,443,834    2.3
---------------------------------------------------------------------
6.          1.01      101,811,326    1.00       99,871,647    1.9
---------------------------------------------------------------------
7.          1.05       80,654,074    1.17       90,171,209    1.7
---------------------------------------------------------------------
8.          1.02       76,458,628    1.01       75,478,488    1.4
---------------------------------------------------------------------
9.          1.29       58,848,234    1.47       66,862,705    1.3
---------------------------------------------------------------------
10.         1.19       55,806,815    1.41       66,049,542    1.3
---------------------------------------------------------------------
11.         1.00       62,545,014    1.00       62,452,266    1.2
---------------------------------------------------------------------
12.         1.22       46,121,296    1.28       48,469,266    0.9
---------------------------------------------------------------------
13.         1.03       30,945,265    1.45       43,409,110    0.8
---------------------------------------------------------------------
14.         0.15       34,217,623    0.19       42,399,226    0.8
---------------------------------------------------------------------
15.         0.15       31,194,363    0.18       39,552,972    0.8
---------------------------------------------------------------------
16.         0.33       32,380,473    0.37       35,981,172    0.7
---------------------------------------------------------------------
17.         1.17       26,565,532    1.52       34,546,521    0.7
---------------------------------------------------------------------
18.         1.05       30,637,880    1.05       30,687,074    0.6
---------------------------------------------------------------------
19.         1.40       24,471,684    1.68       29,399,372    0.6
---------------------------------------------------------------------
20.         1.07       27,645,530    1.03       26,529,893    0.5
---------------------------------------------------------------------
21.         0.97       22,809,585    0.99       23,326,607    0.4
---------------------------------------------------------------------
22.         0.96       25,349,816    0.87       22,938,034    0.4
---------------------------------------------------------------------
23.         0.99       22,952,742    0.99       22,923,142    0.4
---------------------------------------------------------------------
24.         1.12       21,868,906    1.17       22,805,250    0.4
---------------------------------------------------------------------
25.         0.90       18,915,120    1.03       21,691,870    0.4
---------------------------------------------------------------------
26.         0.95       20,878,925    0.97       21,312,500    0.4
---------------------------------------------------------------------
27.         1.06       17,245,263    1.19       19,336,830    0.4
---------------------------------------------------------------------
28.         1.00       20,205,437    0.94       18,995,044    0.4
---------------------------------------------------------------------
29.         1.06       17,337,150    1.16       18,959,325    0.4
---------------------------------------------------------------------
30.         1.02       18,568,887    0.97       17,694,148    0.3
---------------------------------------------------------------------

(b) Investment Real Estate

Not applicable

(c) Other Major Investment Assets

Not applicable

(3) Results of Past Operations

(a) Record of Changes in Net Assets

Class C Shares

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of December, 2004 is as follows:



-------------------------------------------------------------------------------------------------
                             Total Net Asset Value         Net Asset Value per Share
-------------------------------------------------------------------------------------------------
                              Dollar        Yen
                            (thousands)  (millions)       Dollar                  Yen
-------------------------------------------------------------------------------------------------
5th Fiscal Year                 6,301        657       10.75    (11.35)     1,120.26   (1,182.78)
(September 30, 1999)
-------------------------------------------------------------------------------------------------
6th Fiscal Year                12,441      1,296       10.11    (10.98)     1,053.56   (1,144.23)
(September 30, 2000)
-------------------------------------------------------------------------------------------------
7th Fiscal Year                18,589      1,937        9.24    (10.07)       962.90   (1,049.39)
(September 30, 2001)
-------------------------------------------------------------------------------------------------
8th Fiscal Year                26,673      2,780        8.86     (9.58)       923.30     (998.33)
(September 30, 2002)
-------------------------------------------------------------------------------------------------
9th Fiscal Year               237,437     24,743        9.80    (10.46)     1,021.26   (1,090.04)
(September 30, 2003)
-------------------------------------------------------------------------------------------------
10th Fiscal Year              265,151     27,631       10.04    (10.64)     1,046.27   (1,108.79)
(September 30, 2004)
-------------------------------------------------------------------------------------------------
2004 end of January           308,025     32,099       10.05    (10.09)     1,047.31   (1,051.48)
February                      314,709     32,796       10.05    (10.09)     1,047.31   (1,051.48)
March                         321,856     33,541       10.08    (10.12)     1,050.44   (1,054.61)
April                         310,566     32,364        9.86     (9.90)     1,027.51   (1,031.68)
May                           295,160     30,759        9.74     (9.78)     1,015.01   (1,019.17)
June                          289,289     30,147        9.78     (9.82)     1,019.17   (1,023.34)
July                          277,410     28,909        9.84     (9.88)     1,025.43   (1,029.59)
August                        274,075     28,561        9.98    (10.02)     1,040.02   (1,044.18)
September                     265,151     27,631       10.04    (10.08)     1,046.27   (1,050.44)
October                       256,668     26,747       10.15    (10.19)     1,057.73   (1,061.90)
November                      246,488     25,687       10.22    (10.26)     1,065.03   (1,069.19)
December                      238,703     24,875       10.25    (10.33)     1,068.15   (1,076.49)
-------------------------------------------------------------------------------------------------

(Note 1) Operations of Class C Shares were commenced on February 1, 1999.

(Note 2) Ex-dividend date is the 10th of each month. The amount of NAV per share with dividend is set forth in the parentheses. The amount of NAV per share with dividend as of the end of each fiscal year represents NAV per share as of the end of the relevent fiscal year with aggregate amount of all dividends paid during the relevent fiscal year, and the amount of NAV per share with dividend as of the end of each month represents NAV per share as of the end of the relevant month with the amount of dividend paid during the relevant month.

Class M Shares

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of December, 2004 is as follows:



-------------------------------------------------------------------------------------------------
                             Total Net Asset Value         Net Asset Value per Share
-------------------------------------------------------------------------------------------------
                              Dollar        Yen
                            (thousands)  (millions)       Dollar                  Yen
-------------------------------------------------------------------------------------------------
1st Fiscal Year                14,751      1,537       11.97    (12.75)     1,247.39   (1,328.68)
(September 30, 1995)
-------------------------------------------------------------------------------------------------
2nd Fiscal Year                46,327      4,828       12.27    (13.14)     1,278.66   (1,369.32)
(September 30, 1996)
-------------------------------------------------------------------------------------------------
3rd Fiscal Year               513,351     53,496       12.67    (13.52)     1,320.34   (1,408.92)
(September 30, 1997)
-------------------------------------------------------------------------------------------------
4th Fiscal Year             1,019,477    106,240       11.62    (12.45)     1,210.92   (1,297.41)
(September 30, 1998)
-------------------------------------------------------------------------------------------------
5th Fiscal Year             1,066,821    111,173       10.73    (11.63)     1,118.17   (1,211.96)
(September 30, 1999)
-------------------------------------------------------------------------------------------------
6th Fiscal Year             1,022,625    106,568       10.09    (11.02)     1,051.48   (1,148.39)
(September 30, 2000)
-------------------------------------------------------------------------------------------------
7th Fiscal Year             1,368,935    142,657        9.22    (10.10)       960.82   (1,052.52)
(September 30, 2001)
-------------------------------------------------------------------------------------------------
8th Fiscal Year             2,258,273    235,335        8.83     (9.60)       920.17   (1,000.42)
(September 30, 2002)
-------------------------------------------------------------------------------------------------
9th Fiscal Year             3,004,689    313,119        9.78    (10.48)     1,019.17   (1,092.12)
(September 30, 2003)
-------------------------------------------------------------------------------------------------
10th Fiscal Year            3,174,449    330,809       10.02    (10.67)     1,044.18   (1,111.92)
(September 30, 2004)
-------------------------------------------------------------------------------------------------
2004 end of January         3,562,236    371,221       10.03    (10.08)     1,045.23   (1,050.44)
February                    3,611,484    376,353       10.03    (10.08)     1,045.23   (1,050.44)
March                       3,653,636    380,745       10.06    (10.11)     1,048.35   (1,053.56)
April                       3,589,514    374,063        9.85     (9.90)     1,026.47   (1,031.68)
May                         3,435,568    358,021        9.72     (9.76)     1,012.92   (1,017.09)
June                        3,358,329    349,971        9.76     (9.80)     1,017.09   (1,021.26)
July                        3,299,791    343,871        9.82     (9.86)     1,023.34   (1,027.51)
August                      3,287,377    342,578        9.96    (10.00)     1,037.93   (1,042.10)
September                   3,174,449    330,809       10.02    (10.06)     1,044.18   (1,048.35)
October                     3,146,809    327,929       10.13    (10.17)     1,055.65   (1,059.82)
November                    3,131,639    326,348       10.20    (10.24)     1,062.94   (1,067.11)
December                    3,099,683    323,018       10.22    (10.30)     1,065.03   (1,073.36)
-------------------------------------------------------------------------------------------------

(Note 1) Operations of Class M Shares were commenced on December 1, 1994.

(Note 2) Ex-dividend date is the 10th of each month. The amount of NAV per share with dividend is set forth in the parentheses. The amount of NAV per share with dividend as of the end of each fiscal year represents NAV per share as of the end of the relevent fiscal year with aggregate amount of all dividends paid during the relevent fiscal year, and the amount of NAV per share with dividend as of the end of each month represents NAV per share as of the end of the relevant month with the amount of dividend paid during the relevant month.

(b) Record of Distributions Paid

Class C Shares
------------------------------------------------------------------------------
                     Amount paid
                       from Net        Amount paid from
                      Investment       Return of Capital    Amount of Dividend
Period             Income per Share        per Share          paid per Share
------------------------------------------------------------------------------
5th Fiscal Year
(2/1/99-9/30/99)   $0.60     (62.53)      --*        --      $0.60     (62.53)
------------------------------------------------------------------------------
6th Fiscal Year
(10/1/99-9/30/00   $0.87     (90.66)      --*        --      $0.87     (90.66)
------------------------------------------------------------------------------
7th Fiscal Year
(10/1/00-9/30/01   $0.63     (65.65)   $0.20     (20.84)     $0.83     (86.49)
------------------------------------------------------------------------------
8th Fiscal Year
(10/1/01-9/30/02   $0.68     (70.86)   $0.04      (4.17)     $0.72     (75.03)
------------------------------------------------------------------------------
9th Fiscal Year
(10/1/02-9/30/03   $0.66     (68.78)      --         --      $0.66     (68.78)
------------------------------------------------------------------------------
10th Fiscal Year
(10/1/03-9/30/04   $0.60     (62.53)      --         --      $0.60     (62.53)
------------------------------------------------------------------------------

* Amount represents less than $0.01 per Share.

(Note) Record of distribution paid and NAV on the ex-dividend date from January 2001 to December 2004 are as follows:

---------------------------------------------------------------
                                                  NAV on the
                               Dividend        ex-dividend date
---------------------------------------------------------------
Month/Year                  Dollar    Yen           Dollar
---------------------------------------------------------------
2001 end of January         0.072     7.50           9.86
           February         0.072     7.50          10.03
              March         0.072     7.50           9.97
              April         0.072     7.50           9.64
                May         0.072     7.50           9.64
               June         0.072     7.50           9.61
               July         0.060     6.25           9.43
             August         0.060     6.25           9.55
          September         0.060     6.25           9.53
            October         0.060     6.25           9.17
           November         0.060     6.25           9.36
           December         0.060     6.25           9.28
2002 end of January         0.060     6.25           9.34
           February         0.061     6.36           9.24
              March         0.061     6.36           9.22
              April         0.060     6.25           9.26
                May         0.059     6.15           9.29
               June         0.061     6.36           9.19
               July         0.060     6.25           8.97
             August         0.060     6.25           8.81
          September         0.060     6.25           8.93
            October         0.055     5.73           8.68
           November         0.055     5.73           8.86
           December         0.054     5.63           9.00
2003 end of January         0.054     5.63           9.15
           February         0.055     5.73           9.14
              March         0.057     5.94           9.28
              April         0.055     5.73           9.31
                May         0.055     5.73           9.63
               June         0.055     5.73           9.78
               July         0.055     5.73           9.72
             August         0.054     5.63           9.46
          September         0.054     5.63           9.66
            October         0.055     5.73           9.77
           November         0.054     5.63           9.79
           December         0.143    14.90           9.86
2004 end of January         0.044     4.59          10.06
           February         0.042     4.38          10.04
              March         0.043     4.48          10.03
              April         0.043     4.48           9.98
                May         0.035     3.65           9.62
               June         0.036     3.75           9.67
               July         0.036     3.75           9.84
             August         0.035     3.65           9.88
          September         0.036     3.75           9.97
            October         0.035     3.65          10.06
           November         0.035     3.65          10.17
           December         0.076     7.92          10.21
---------------------------------------------------------------


Class M Shares



--------------------------------------------------------------------------------------------------------
                      Amount paid
                        from Net           Amount of Profit      Amount paid from
                       Investment          Distributed per       Return of Capital    Amount of Dividend
Period               Income per Share          Share                per Share           paid per Share
--------------------------------------------------------------------------------------------------------
(12/1/94-9/30/95     $0.65     (67.74)        --        --       $0.13     (13.55)     $0.78     (81.28)
--------------------------------------------------------------------------------------------------------
2nd Fiscal Year
(10/1/95-9/30/96)    $0.87     (90.66)        --        --          --         --      $0.87     (90.66)
--------------------------------------------------------------------------------------------------------
3rd Fiscal Year
(10/1/96-9/30/97)    $0.85     (88.58)        --        --          --         --      $0.85     (88.58)
--------------------------------------------------------------------------------------------------------
4th Fiscal Year
(10/1/97-9/30/98)    $0.67     (69.82)     $0.16    (16.67)         --         --      $0.83     (86.49)
--------------------------------------------------------------------------------------------------------
5th Fiscal Year
(10/1/98-9/30/99)    $0.89     (92.75)        --        --       $0.01      (1.04)     $0.90     (93.79)
--------------------------------------------------------------------------------------------------------
6th Fiscal Year
(10/1/99-9/30/00)    $0.93     (96.92)        --        --          --*        --*     $0.93     (96.92)
--------------------------------------------------------------------------------------------------------
7th Fiscal Year
(10/1/00-9/30/01)    $0.67     (69.82)        --        --       $0.21     (21.88)     $0.88     (91.70)
--------------------------------------------------------------------------------------------------------
8th Fiscal Year
(10/1/01-9/30/02)    $0.72     (75.03)        --        --       $0.05      (5.21)     $0.77     (80.24)
--------------------------------------------------------------------------------------------------------
9th Fiscal Year
(10/1/02-9/30/03)    $0.70     (72.95)       $--        --         $--         --      $0.70     (72.95)
--------------------------------------------------------------------------------------------------------
10th Fiscal Year
(10/1/03-9/30/04)    $0.65     (67.74)       $--        --         $--         --      $0.65     (67.74)
--------------------------------------------------------------------------------------------------------

* Amount represents less than $0.01 per Share.


(Note) Record of distribution paid and NAV on the ex-dividend date from January 2001 to December 2004 are as follows:

---------------------------------------------------------------
                                                  NAV on the
                               Dividend        ex-dividend date
---------------------------------------------------------------
Month/Year                  Dollar    Yen           Dollar
---------------------------------------------------------------
2001 end of January         0.076     7.92           9.84
           February         0.076     7.92          10.01
              March         0.076     7.92           9.95
              April         0.076     7.92           9.62
                May         0.076     7.92           9.62
               June         0.076     7.92           9.58
               July         0.064     6.67           9.40
             August         0.064     6.67           9.53
          September         0.064     6.67           9.50
            October         0.064     6.67           9.15
           November         0.064     6.67           9.33
           December         0.064     6.67           9.26
2002 end of January         0.064     6.67           9.32
           February         0.064     6.67           9.21
              March         0.064     6.67           9.19
              April         0.064     6.67           9.24
                May         0.064     6.67           9.26
               June         0.064     6.67           9.16
               July         0.064     6.67           8.95
             August         0.064     6.67           8.79
          September         0.064     6.67           8.90
            October         0.058     6.04           8.66
           November         0.058     6.04           8.84
           December         0.058     6.04           8.98
2003 end of January         0.058     6.04           9.12
           February         0.058     6.04           9.12
              March         0.058     6.04           9.26
              April         0.058     6.04           9.28
                May         0.058     6.04           9.61
               June         0.058     6.04           9.76
               July         0.058     6.04           9.70
             August         0.058     6.04           9.44
          September         0.058     6.04           9.64
            October         0.058     6.04           9.75
           November         0.058     6.04           9.77
           December         0.147    15.32           9.84
2004 end of January         0.047     4.90          10.04
           February         0.047     4.90          10.02
              March         0.047     4.90          10.01
              April         0.047     4.90           9.96
                May         0.040     4.17           9.60
               June         0.040     4.17           9.65
               July         0.040     4.17           9.82
             August         0.040     4.17           9.85
          September         0.040     4.17           9.95
            October         0.040     4.17          10.04
           November         0.040     4.17          10.14
           December         0.080     8.34          10.18
---------------------------------------------------------------


(c) Record of Changes in Annual Return

Class C Shares

-----------------------------------------------------------------------
                Fiscal Year                           Annual Return (%)
-----------------------------------------------------------------------
              5th Fiscal Year                             -1.40%
(from February 1,1999 to September 30, 1999)
-----------------------------------------------------------------------
              6th Fiscal Year                              2.22%
(from October 1,1999 to September 30, 2000)
-----------------------------------------------------------------------
              7th Fiscal Year                             -0.50%
(from October 1, 2000 to September 30, 2001)
-----------------------------------------------------------------------
              8th Fiscal Year                              3.72%
(from October 1,2001 to September 30, 2002)
-----------------------------------------------------------------------
              9th Fiscal Year                             18.70%
(from October 1, 2002 to September 30,2003)
-----------------------------------------------------------------------
             10th Fiscal Year                              8.87%
(from October 1, 2003 to September 30, 2004)
-----------------------------------------------------------------------

(Note) Annual Return (%) = 100 X [ [ Ending NAV * A] ] / Beginning NAV - 1] "A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1. Provided that Ending NAV means net asset value per share as of the end of the fiscal year and Beginning NAV means (except for 5th fiscal year) net asset value per share as of the end of the previous fiscal year. Regarding 5th fiscal year, Beginning NAV means net asset value per share as of February 1, 1999.

Class M Shares

-----------------------------------------------------------------------
                Fiscal Year                           Annual Return (%)
-----------------------------------------------------------------------
              1st Fiscal Year                             12.90%
(from December 1, 1994 to September 30, 1995)
-----------------------------------------------------------------------
              2nd Fiscal Year                             10.12%
(from October 1,1995 to September 30, 1996)
-----------------------------------------------------------------------
              3rd Fiscal Year                             10.59%
(from October 1,1996 to September 30, 1997)
-----------------------------------------------------------------------
              4th Fiscal Year                             -1.97%
(from October 1,1997 to September 30, 1998)
-----------------------------------------------------------------------
              5th Fiscal Year                              0.09%
(from October 1,1998 to September 30, 1999)
-----------------------------------------------------------------------
              6th Fiscal Year                              2.74%
(from October 1,1999 to September 30, 2000)
-----------------------------------------------------------------------
              7th Fiscal Year                             -0.02%
(from October 1, 2000 to September 30, 2001)
-----------------------------------------------------------------------
              8th Fiscal Year                              4.13%
(from October 1,2001 to September 30, 2002)
-----------------------------------------------------------------------
              9th Fiscal Year                             19.37%
(from October 1, 2002 to September 30, 2003)
-----------------------------------------------------------------------
             10th Fiscal Year                              9.43%
(from October 1, 2003 to September 30, 2004)
-----------------------------------------------------------------------

(Note) Annual Return (%) = 100 X [ [ Ending NAV * A] ] / Beginning NAV - 1] "A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1. Provided that Ending NAV means net asset value per share as ofthe end of the fiscal year and Beginning NAV means (except for 1st fiscal year) net asset value per share as of the end of the previous fiscal year. Regarding 1st fiscal year, Beginning NAV means net asset value per share as of December 1, 1994.

II. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST UNITS

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O.Box 41203, Providence, RI 02940-1203, U.S.A.

The Japanese investors who entrust the custody of their shares to Distributor or Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders' Book

No provision is made.

3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940. The Fund will hold a shareholders' meeting at which the Board of Trustees will be elected at least every five years beginning in 2004.

4. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

PART II. DETAILED INFORMATION ON THE FUND

I. ADDITIONAL INFORMATION ON THE FUND

1. History of the Fund:

August 11, 1988:                 Organization of the Fund as a
                                 Massachusetts business trust.
                                 Adoption of the Agreement and
                                 Declaration of Trust.

September 7, 1988:               Adoption of the Amended and
                                 Restated Agreement and
                                 Declaration of Trust.

2. Outline of Laws Regulating the Fund in the Jurisdiction Where
Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code of 1986

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

3. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

II. PROCEDURES, ETC.

1. PROCEDURES FOR SUBSCRIPTION (SALES), ETC.

a. Sales in the United States

Investors residing in the U.S. can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investors' financial advisor or Putnam Investor Services generally must receive their completed buy order before the close of regular trading on the NYSE for investors' shares to be bought at that day's offering price.

Investors residing in the U.S. can buy shares

--  Through a financial advisor

    Investors' advisors will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge investors for their services.

--  Through systematic investing

    Investors can make regular investments of $25 or more per month through automatic deductions from investors' bank checking or savings account. Application forms are available through investor's advisor or Putnam Investor Services at 1-800-225-1581.

Investors may also complete an order form and write a check for the amount they wish to invest, payable to the Fund. Return the check and completed form to Putnam Investor Services.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open an investor's fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening an investor's account, the Fund reserves the right to close the investor's account.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Sales of Class C shares in the United States

-- No initial sales charge; your entire investment goes to work immediately

-- Deferred sales charge of 1.00% if shares are sold within one year of purchase

-- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) or M shares because of higher 12b-1 fees

-- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Sales of Class M shares in the United States

--  Initial sales charge of up to 3.25%

--  Lower sales charges available for investments of $50,000 or more

-- No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

-- Lower annual expenses, and higher dividends, than class B (not offered in Japan) or class C shares because of lower 12b-1 fees

-- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

-- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

Initial sales charges for class M shares*
------------------------------------------------------------------------------
                                           Class M sales charge
                                            as a percentage of:
------------------------------------------------------------------------------
Amount of purchase at
offering price ($)               Net amount invested    Offering price**
------------------------------------------------------------------------------
Under 50,000                             3.36%               3.25%
50,000 but under 100,000                 2.30                2.25
100,000 but under 250,000                1.52                1.50
250,000 but under 500,000                1.01                1.00
500,000 but under 1,000,000              NONE                NONE
1,000,000 and above                      NONE                NONE
------------------------------------------------------------------------------

 * Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 1.00% on Class C and M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of investors' investments.

An investor may be eligible to buy Class M Shares at reduced sales charges. For fiscal 2004, Putnam Retail Management L.P. received
$4,576,818 and $41,078,142 in sales charges for Class C Shares and Class M Shares, respectively, of which it retained no monies and $3,221,199 for Class C Shares and Class M Shares, respectively.

Payments to dealers. Putnam Retail Management pays commissions, sales charge reallowances, and ongoing payments to dealer who sell certain classes of fund shares. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.

b. Sales in Japan

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non U.S. persons in Japan only and not to any "U.S. Person" as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account
Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.

A "U.S. Person" means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (iii) any estate or trust which is subject to United States federal income taxation regardless of the source of its income. For purposes of this definition, the "United States" means the United States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, Shares of the Fund are offered on any Business Day and any business day of securities company in Japan during the Subscription Period mentioned in "7. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. Investors shall submit an Account Agreement or Transaction Agreement (together with the Account Agreement referred to herein as the "Agreements"); provided, however, that on and after June 1, 1997, Distributor or Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contract (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. The purchase shall be made in the minimum initial investment amount of 300 shares and in integral multiples of 10 shares both for Class C shares and Class M shares.

The issue price for Shares during the Subscription period shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Business Day after and including the Trade Day.
No sales charge shall be assessed for Class C shares. For Class M shares, the sales charge shall be 3.4125% (3.25% without Consumption Tax in Japan) of the amount of subscriptions, of which 3.15% (3.00% without Consumption Tax) may be retained by the distributor in Japan and 0.25% may be retained by the Principal Underwriter.

The Investors having entrusted Distributor or Sales Handling Company with safekeeping of the certificates for Fund shares will receive Trade Balance Report on the Shares. In such case payment shall be made in yen in principal and the applicable exchange rate shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by such Distributor or Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or Sales Handling Companies can agree.

In addition, Distributor or Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than \100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

Sales of Class C shares in Japan

In Japan, Putnam Retail Management pays financial intermediaries a 4% commission on sales of class C shares of the Fund. Class C Shares redeemed are subject to a CDSC calculated in accordance with the following schedule:

------------------------------------------------------------------------------
Year after purchase            1       2       3       4       5       6+
------------------------------------------------------------------------------
Charge                         4%      4%      3%      2%      1%      0%
------------------------------------------------------------------------------

The CDSC will be applied against the lesser of issue amount at the time of purchase or repurchase proceeds. For the calculation of the duration from purchase to redemption, a period counting from the date of purchase to the last day of the corresponding month of the next year. Class C shares not subject any charge will be redeemed first, followed by shares held longest. Putnam Retail Management will not waive any applicable CDSC on Class C shares sold in Japan under any circumstances. Consumption Tax will not be imposed on CDSC.

Sales of Class M shares in Japan

The sales charge shall be 3.4125% (3.25% without Consumption Tax) of the amount of subscriptions, of which 3.00% may be retained by the distributor in Japan and 0.25% may be retained by the Principal
Underwriter.

Payments to dealers.

If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees shown in the tables under the heading "Fees and Expenses" at the front of this SRS.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the Fund as shown under the heading "Fees and Expenses".

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.
Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management - Investor Servicing Agent and Custodian" for more details.

Your dealer may charge you fees or commissions in addition to those disclosed in this SRS. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

2. PROCEDURES FOR REPURCHASE, ETC.

a. Repurchase in the United States

Investors residing in the U.S. can sell their shares back to the Fund any day the NYSE is open, either through investors' financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from accounts established as part of a Section 529 college savings plan, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, and redemptions of shares purchased in connection with loan repayment. These exceptions may also apply to defined contribution plans administered by third parties that assess the Fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the Fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the Fund's short-term trading fee.

Selling shares through investors' financial advisor

Investors' advisor must receive investors' request in proper form before the close of regular trading on the NYSE for them to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. Investors' advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge them for his or her services.

Selling shares directly to the Fund

Putnam Investor Services must receive investors' request in proper form before the close of regular trading on the NYSE in order to receive that day's NAV, less any applicable sales charge and short-term trading fee.

By mail

Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must include them along with completed stock power forms.

By telephone

Investors may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for investor's shares. The telephone redemption privilege may be modified or terminated without notice.

Additional requirements

In certain situations, for example, if investors sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

Payment information.

The Fund generally sends investors payment for investor's shares the business day after investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days as permitted by federal securities law.

Redemption by the Fund

If investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors' shares without investors' permission and send investors the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of Class M shares without a contingent deferred sales charge. If Shareholders in Japan request repurchase of Class C Shares, CDSC calculated in accordance with the following schedule will be assessed:

-----------------------------------------------------------------------
Year after purchase           1      2      3      4      5      6+
-----------------------------------------------------------------------
Charge                        4%     4%     3%     2%     1%     0%
-----------------------------------------------------------------------

..Consumption Tax will not be imposed on CDSC.

Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or Sales Handling Company on a Fund Business Day that is business day of securities companies in Japan. The repurchase shall be made in integral multiples of 10 shares both for Class C shares and Class M shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from SMBC Friend, less, in the case of Class C shares, any applicable deferred sales charge. The payment of the price shall be made in yen through the Distributor or Sales Handling Companies pursuant to the Agreements (on and after June 1, 1997, the Contracts) or, if the Distributor or Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

c. Suspension of Repurchase:

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, etc.:

(A) Valuation of assets:

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

The Fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m except that Putnam Prime Money Market Fund normally determines net asset value as of 5:00 p.m. Eastern time. However, equity options held by the fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the fund are priced as of their close of trading at 4:15 p.m.

Securities for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price (or official closing price for certain markets) or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and ask prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the fund are restricted as to resale, Putnam Management determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value such securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the fund to a significant extent. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the fund.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

The funds may also value their assets at fair value under other circumstances pursuant to procedures approved by the Trustees.

(B) Custody:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of SMBC Friend. Trade Balance Report on the Shares shall be delivered by the Distributor or Sales Handling Companies to the Japanese Shareholders.

(C) Duration of existence:

Unless terminated, the Fund shall continue without limitation of time.

(D) Fiscal Year:

The accounts of the Fund will be closed each year on 30th September.

(E) Miscellaneous:

a. Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

b. Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

c. Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

d. The procedures concerning the changes of contracts between the related companies:

(i) Management Contract

Either party hereto may at any time terminate Management contract by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or if (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called off the purpose of voting on continuance of the contract, then the contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon or the expiration of one year from the effective date of the last such continuance, which ever is later.

(ii) Custodian Agreement

Custody Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid, to the other party, such termination to take effect not sooner than thirty (30) days after the date of mailing; provided, that either party may at any time immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the other party or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction. No provision of this Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.

The agreement is executed and delivered in The Commonwealth of Massachusetts and shall be governed by and construed according to the internal laws of said Commonwealth, without regard to principles of conflicts of law.

(iii) Sub-Management Contract

The sub-management contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by Sub-Investment Management Company or Investment Management Company, on 30 days' written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of Investment Management Company or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Investment Management Company or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

(iv) Investor Servicing Agreement

The Investor Servicing Agreement takes effect upon its execution and remains in full force and effect until terminated as hereinafter provided. The Investor Servicing Agreement may be amended at any time by mutual agreement of the parties hereto. It may be terminated by the Fund upon 90 days' written notice to PFTC and by PFTC upon six months' written notice to the Fund.

The Investor Servicing Agreement is governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(v) Agent Securities Company Agreement

Agent Securities Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to the agreement, to the address listed below, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

The agreement shall be governed by and construed in accordance with the laws of Japan.

(vi) Japan Dealer Sales Contract

Either party to Japan Dealer Sales Contract may terminate the contract , without cause, upon 30 days' written notice to the other party. Either party hereto may also terminate the contract for cause upon the violation by the other party of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to the other party.

The contract and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of The Commonwealth of Massaschusetts.

2. Outline of Disclosure System:

(A) Disclosure in U.S.A.:

(i) Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.

(B) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.

The Distributor or Sales Handling Companies of the Shares shall deliver to the investors prospectuses ("Kofu Mokuromisho" or "Delivery Prospectus")the contents of which are substantially identical with Part I and Part II of the securities registration statements. Moreover, the Distributor or Sales Handling Companies of the Shares shall deliver to the investors prospectuses ("Seikyu Mokuromisho" or "Requirable Prospectus") the contents of which are substantially identical with Part III of the securities registration statements, when investors require such prospecutuses. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

If the Management Company conducts business of offering for sale of units of the Fund, etc., it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agent under the Law Concerning Investment Trusts and Investment Companies (the Law No.198, 1951) (hereinafter referred to the "Investment Trusts Law").
In addition, if the Management Company amends the Management Regulations of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Management Company must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

If the Management Company makes any amendment to the Management Regulations of the Fund, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver the written documents containing the above matters to the unitholders known in Japan. Provided, however, that if the said written documents are delivered to all the unitholders in Japan, the relevant public notice is not required to be given.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the unitholders known in Japan.

3. Rights of Shareholders,etc.:

(A) Rights of Shareholders:

The Shareholders shall be registered in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or Sales Handling Company cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Distributor or Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders generally receive distributions from any net investment income once a month and any net realized capital gains at least once a year.

Shareholders may choose from three distribution options, though investors in Japan may only choose the last alternative.

-- Reinvest all distributions in additional shares without a sales charge;

-- Receive distributions from net investment income and net short-term capital gains in cash while reinvesting net-long term capital gains distributions in additional shares without a sales charge; or

--  Receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust, the accounting books at the discretion of the Court and the minutes of the shareholders' meeting.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any false statement concerning any important matter in the U.S. Registration Statement, or any omission of any statement of important matters to be stated therein or not to cause any misunderstanding, shareholders are entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(B) Foreign Exchange Control in U.S.A.:

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(C) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building, 6-5, Marunouchi 1-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

(1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of Japanese Ministry of Finance of the initial public offering concerned as well as for the continuous disclosure is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto
Marunouchi Kitaguchi Building, 6-5, Marunouchi, 1-chome
Chiyoda-ku, Tokyo

(D) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (C)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

Financial highlights

The financial highlights tables are intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information for the years ended September 30, 2004, 2003, 2002, 2001 and 2000 has been derived from the Fund's financial statements, which have been audited by KPMG LLP. Its report and fund's financial statements are included in the Fund's annual report to shareholders, which is available upon request.


FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                    Year ended September 30
-------------------------------------------------------------------------------------------------------------
                                          2004        2003         2002             2001          2000
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $9.80       $8.86        $9.24           $10.11        $10.75
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .47 (d)     .57          .65              .77           .84
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .37        1.03         (.31)            (.81)         (.61)
-------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .84        1.60          .34             (.04)          .23
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net
investment income                         (.60)       (.66)        (.68)            (.63)         (.87)
-------------------------------------------------------------------------------------------------------------
From return of capital                      --          --         (.04)            (.20)           -- (e)
-------------------------------------------------------------------------------------------------------------
Total distributions                       (.60)       (.66)        (.72)            (.83)         (.87)
-------------------------------------------------------------------------------------------------------------
Redemption fees                             -- (e)      --           --               --            --
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $10.04       $9.80        $8.86            $9.24        $10.11
-------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    8.87       18.70         3.72             (.50)         2.22
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $265,151    $237,437      $26,673          $18,589       $12,441
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.70 (d)    1.71         1.69             1.70          1.69
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 4.67 (d)    6.10         7.17             7.96          8.07
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   99.17      146.21 (f)   209.42 (f)(g)    150.11 (f)    142.85
-------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                      Year ended September 30
--------------------------------------------------------------------------------------------------------------
                                       2004           2003           2002               2001          2000
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $9.78          $8.83          $9.22             $10.09        $10.73
--------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income (a)               .51(d)         .65            .70                .81           .88
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              .38           1.00           (.32)              (.80)         (.59)
--------------------------------------------------------------------------------------------------------------
Total from
investment operations                   .89           1.65            .38                .01           .29
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net
investment income                      (.65)          (.70)          (.72)              (.67)         (.93)
--------------------------------------------------------------------------------------------------------------
From return of capital                   --             --           (.05)              (.21)           -- (e)
--------------------------------------------------------------------------------------------------------------
Total distributions                    (.65)          (.70)          (.77)              (.88)         (.93)
--------------------------------------------------------------------------------------------------------------
Redemption fees                          -- (e)         --             --                 --            --
--------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $10.02          $9.78          $8.83              $9.22        $10.09
--------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 9.43          19.37           4.13               (.02)         2.74
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $3,174,449     $3,004,689     $2,258,273         $1,368,935    $1,022,625
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              1.20 (d)       1.21           1.19               1.20          1.19
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              5.17 (d)       6.96           7.68               8.47          8.48
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                99.17         146.21 (f)     209.42 (f)(g)      150.11 (f)    142.85
--------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares.

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(g) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.



[The following financial documents are omitted here.]

[In Japanese version, the following financial documents and Japanese translations thereof are incorporated here.]

Statement of assets and liabilities, September 30, 2004

Statement of operations, Year ended September 30, 2004

Statement of changes in net assets, Year ended September 30, 2004

Financial highlights (For a share outstanding throughout the period)

Notes to financial statements, September 30, 2004

The fund's Portfolio, September 30, 2004

Statement of assets and liabilities, September 30, 2003

Statement of operations, Year ended September 30, 2003

Statement of changes in net assets, Year ended September 30, 2003

Financial highlights (For a share outstanding throughout the period)

Notes to financial statements, September 30, 2003


2. CONDITION OF THE FUND

                                              (As of the end of December, 2004)
-------------------------------------------------------------------------------
                                       USD                       JPY
                                   (except d)        (in thousands, except d,e)
-------------------------------------------------------------------------------
a. Total Assets                   $9,770,182,067             1,018,150,673
-------------------------------------------------------------------------------
b. Total Liabilities              $4,546,274,159               473,767,230
-------------------------------------------------------------------------------
c. Total Net Assets (a-b)         $5,223,907,908               544,383,443
-------------------------------------------------------------------------------
d. Total Number of Shares Class A    132,616,459 Shares
   Outstanding            Class B     47,976,621 Shares
                          Class C     23,297,101 Shares
                          Class M    303,166,065 Shares
                          Class R         31,185 Shares
                          Class Y      2,666,331 Shares
-------------------------------------------------------------------------------
e. Net Asset Value        Class A            $10                  1,074.41
                          Class B            $10                  1,066.07
                          Class C            $10                  1,068.15
                          Class M            $10                  1,065.03
                          Class R            $10                  1,072.32
                          Class Y            $10                  1,074.41
-------------------------------------------------------------------------------

V. RECORD OF SALES AND REPURCHASES

Class C Shares

Record of sales and repurchases during the following fiscal years and number of outstanding Class C shares of the Fund as of the end of such Fiscal Years are as follows:

----------------------------------------------------------------------
                      Number of    Number of Shares     Number of
                     Shares Sold      Repurchased   Outstanding Shares
----------------------------------------------------------------------
5th Fiscal Year         710,829          124,490          586,339
(2/1/99-9/30/99)          0                0                0
----------------------------------------------------------------------
6th Fiscal Year         998,953          354,197         1,231,095
(10/1/99-9/30/00)         0                0                0
----------------------------------------------------------------------
7th Fiscal Year       1,368,478          586,748         2,012,825
(10/1/00-9/30/01)         0                0                0
----------------------------------------------------------------------
8th Fiscal Year       3,226,584        2,227,693         3,011,716
(10/1/01-9/30/02)         0                0                0
----------------------------------------------------------------------
9th Fiscal Year      22,602,652        1,382,070        24,232,298
(10/1/02-9/30/03)   (19,448,410)        (77,860)       (19,370,550)
----------------------------------------------------------------------
10th Fiscal Year     13,675,769       11,497,122        26,410,945
(10/1/03-9/30/04)   (11,337,280)      (8,721,270)      (21,986,560)
----------------------------------------------------------------------

Note 1: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. Class C Shares are sold in Japan from February 24, 2003.

Note 2: Shares sold for the Fiscal Year ended September 30, 2002 include those sold in connection with the June 21, 2002 merger of Putnam Strategic Income Fund into Putnam Diversified Income Trust.

Class M Shares

Record of sales and repurchases during the following fiscal years and number of outstanding Class M shares of the Fund as of the end of such Fiscal Years are as follows:

----------------------------------------------------------------------
                      Number of    Number of Shares     Number of
                     Shares Sold      Repurchased   Outstanding Shares
----------------------------------------------------------------------
1st Fiscal Year       1,363,277          131,265         1,232,012
(12/1/94-9/30/95)        (0)              (0)              (0)
----------------------------------------------------------------------
2nd Fiscal Year       3,470,806          925,979         3,776,839
(10/1/95-9/30/96)        (0)              (0)              (0)
----------------------------------------------------------------------
3rd Fiscal Year      38,906,817        2,156,006        40,527,650
(10/1/96-9/30/97)   (34,927,970)        (344,600)      (34,583,370)
----------------------------------------------------------------------
4th Fiscal Year      82,811,002       35,639,555        87,699,097
(10/1/97-9/30/98)   (79,771,290)     (33,361,320)      (80,993,340)
----------------------------------------------------------------------
5th Fiscal Year      65,746,653       53,993,131        99,452,619
(10/1/98-9/30/99)   (63,773,260)     (51,272,070)      (93,494,530)
----------------------------------------------------------------------
6th Fiscal Year      41,862,440       39,930,463       101,384,596
(10/1/99-9/30/00)   (39,925,850)     (36,831,790)      (96,588,590)
----------------------------------------------------------------------
7th Fiscal Year      84,362,404       37,207,162       148,539,838
(10/1/00-9/30/01)   (82,481,330)     (34,815,130)     (144,254,790)
----------------------------------------------------------------------
8th Fiscal Year     132,245,660       25,169,014       255,616,484
(10/1/01-9/30/02)  (129,769,150)     (22,550,670)     (251,473,270)
----------------------------------------------------------------------
9th Fiscal Year     103,231,937       51,617,010       307,231,411
(10/1/02-9/30/03)  (101,428,910)     (49,702,570)     (303,199,610)
----------------------------------------------------------------------
10th Fiscal Year    124,099,286      114,513,916       316,816,781
(10/1/03-9/30/04)  (123,299,165)    (112,299,165)     (313,910,115)
----------------------------------------------------------------------

Note 1: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. Class M Shares are sold in Japan from May 28, 1997.

Note 2: Shares sold for the Fiscal Year ended September 30, 2002 include those sold in connection with the June 21, 2002 merger of Putnam Strategic Income Fund into Putnam Diversified Income Trust.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE TRUST AND INVESTMENT MANAGEMENT COMPANY

1. Trust

(1) Outline of the Trust

(A) Amount of Capital Stock

Not applicable.

(B) Structure of the management of the Trust

The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Trust. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Trust are authorized by the Agreement and Declaration of Trust to issue shares of the Trust in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholders approval into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine. The Trust's shares are not currently divided into series.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Trust, to the extent provided therein
(v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (vii) with respect to such additional matters relating to the Trust as may be required by the Agreement and Declaration of Trust, the Bylaws of the Trust, or any registration of the Trust with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees hall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Trust. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Trust, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Trust under the circumstances and on the terms specified therein.

The Trust may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, and is qualified in its entirety by reference to each of those documents.

(2) Description of Business and Outline of Operation

The Trust may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Trust has retained Putnam Investment Management, LLC, the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent.

Putnam Investment Management LLC has retained its affiliate, Putnam Investments Limited, to manage a separate portion of the assets of the Fund subject to its supervision.

(3) Financial Conditions of the Trust

Same as "IV Financial Conditions of the Fund" in "PART II DETAILED

INFORMATION ON THE FUND."

(4) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, LLC, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(5) Miscellaneous

(A) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(B) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(C) Litigation and Other Significant Events

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The Fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

The fiscal year end of the Trust is September 30. The Trust is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2. Putnam Investment Management, LLC (Investment Management Company)

(1) Outline of the Investment Management Company

[1] Amount of Capital

(1). Amount of member's equity (as of the end of December, 2004)
$75,784,000*

(2). Member's equity for the past five years:

    Year                    Member's Equity
----------                  ---------------
End of 2000                   $209,635,521
End of 2001                   $170,497,323
End of 2002                   $138,739,094
End of 2003                   $144,486,000
End of 2004                    $75,784,000*

* This figure is unaudited.

[2] Structure of the Management of the Company

Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

Investment Management Company's Core Fixed-Income Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio.

(2) Summary of Business Lines and Business Operation

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of December 2004, Investment Management Company managed, advised, and/or administered the following 109 funds and fund portfolios (having an aggregate net asset value of about US$143.3 billion:)

-------------------------------------------------------------------------------
Country name where
the fund is established     Principal                 Number   Total Net Assets
or managed               Characteristics             of Funds     ($million)
-------------------------------------------------------------------------------
                         Closed End Type Bond Fund      14        US$4,609.40
                         ------------------------------------------------------
United States            Open End Type Balanced Fund    16       US$40,766.85
                         ------------------------------------------------------
                         Open End Type Bond Fund        32       US$32,454.02
                         ------------------------------------------------------
                         Open End Type Equity Fund      47*      US$65,473.96
-------------------------------------------------------------------------------

* May include one or more funds whose portfolios become more conservative over time by increasing their bond allocations.

(3) Financial Conditions of the Investment Management Company

[Omitted, in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]

(4) Restrictions on Transactions with Interested Parties

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, LLC, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(5) Miscellaneous

(A) Election and Removal of Directors

Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

(B) Results of operations

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(C) Supervision by SEC of Changes in Directors and Certain Officers

Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

(D) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of Investment Management Company may be amended, under the law of the State of Delaware, by appropriate shareholders' vote.

b. Under the General Corporation Law of the law of the State of Delaware, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c. Investment Management Company has no direct subsidiaries.

(E) Litigation, etc.

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The Fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

II. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)

(1) Amount of Capital

U.S.$24,692,000* (approximately [YEN] 2.6 billion) as of the end of December,
2004

*  This figure is unaudited.

(2) Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam, LLC, parent of Putnam. Putnam
Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception, and custody services since 1990.

(3) Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(B) Putnam Retail Management L.P. (the Principal Underwriter)

(1) Amount of Capital

U.S.$46,049,000* (approximately [YEN] 4.8 billion) as of the end of December,
2004

*  This figure is unaudited.

(2) Description of Business

Putnam Retail Management L.P. is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Retail Management L.P. provides marketing services to the Fund.

(C) SMBC Friend Securities Co., Ltd. (Distributor in Japan and Agent
Company)

(1) Amount of Capital

[YEN] 27,270 million as of the end of December, 2004

(2) Description of Business

SMBC Friend Securities Co., Ltd is a securities company in Japan. It engages in handling the sales and repurchase of units issued by Daiwa Securities Investment Trust Management Co., Ltd., Nomura Asset Management Co., Ltd., Nikko Asset Management Co., Ltd., Fidelity Investment Management Co., Ltd., Sumitomo Mitsui Asset Management Co., Ltd., Sumitomo Trust Bank Asset Management Co., Ltd. and Daiwa SB Investments Ltd. etc., and acts as the Agent Company and engages in handling the sales and repurchase of units for MFS Research Bond Fund J,
T. Rowe Price Life Plan Income Fund, Pictet Global Selection Fund - European Bond Fund etc. and engages in handling the sales and repurchase of units for Nomura Global Select Trust.

(3) Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D) Putnam Investments Limited (Sub-Investment Management Company)

(1) Amount of Capital

U.S.$10,386,346 (approximately JPY 1.1 billion) as of the end of June
2004

(2) Description of Business:

Putnam Investments Limited is a United Kingdom corporation and is a wholly-owned indirect subsidiary of Putnam, LLC, parent company of Putnam Investment Management, LLC.

(3) Outline of Business Relationship with the Fund

Putnam Investments Limited provides investment advisory services for a portion of the Fund's assets as determined by Putnam Investment
Management, LLC.

(E) Capital Relationships

100% of the shares of Putnam Investment Management, LLC and Putnam Investments Limited are held by Putnam LLC.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain
"voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the NYSE (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the NYSE is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of
Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

A. Tax Treatment of Shareholders in Japan

Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan "on page 38 of the Annual Report.

B. U.S. Tax Treatment of Non-U.S. Citizens

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally are effective for payment made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these regulations. These new regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. States "beneficial owners" eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding. For example, the new regulations require non-U.S. investors to provide new forms.

The regulations clarify withholding agents' reliance standards. They also require additional certifications for claiming treaty benefits. For example, a non-U.S. investor may be required to provide a TIN, and has to certify that he/she "derives" the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations. The regulations also specify procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments. The regulations also amend the foreign broker office definition as it applies to partnerships.

The regulations are complex and this summary does not completely describe them. Non-U.S. investors should consult with their tax advisors to determine how the regulations affect their particular circumstances.

Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor.

C. U.S. Taxation of the Fund

The fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including capital gain dividends).

If the fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the fund.

Dividends and distributions on the fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

Distributions from capital gains are generally made after applying any available capital loss carryovers.

The fund's transactions in non-U.S. currencies, non-U.S.
currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the fund in "passive non-U.S. investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund."

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Pursuant to tax legislation enacted in 2001, the back-up withholding tax rate will be
(i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a non-U.S. investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in a fund should consult their tax advisers in this regard.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign, state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV. REFERENCE INFORMATION

The following documents in connection with the Fund were filed with Director of Kanto Local Finance Bureau of MOF.

February 20, 2004:        Securities Registration Statement
                          Annual Securities Report (the Ninth term)

June 30, 2004:            Semi-annual Report (during the Tenth term)
                          Amendment to Securities Registration Statement


                                                 [MHM February 22, 2005]

[Translation]

SECURITIES REGISTRATION STATEMENT
for NAV Sale

Annual Securities Report

(the Tenth Term)
From:  October 1, 2003
To:  September 30, 2004

PUTNAM DIVERSIFIED INCOME TRUST

[Translation]

SECURITIES REGISTRATION STATEMENT
for NAV Sale

PUTNAM DIVERSIFIED INCOME TRUST

SECURITIES REGISTRATION STATEMENT

To:  Director of Kanto Local Finance Bureau

                                      Filing Date of SRS:  February 22, 2005

Name of the Registrant Trust:         PUTNAM DIVERSIFIED INCOME TRUST

Name and Official Title               Charles E. Porter
of Representative:                    Executive Vice President, Associate
                                      Treasurer and Principal Executive Officer

Address of Principal Office:          One Post Office Square
                                      Boston, Massachusetts 02109
                                      U.S.A.

Name and Title of Registration Agent: Harume Nakano
                                      Attorney-at-Law

                                      Ken Miura
                                      Attorney-at-Law

Address or Place of Business          Mori Hamada & Matsumoto
                                      Marunouchi Kitaguchi Building,
                                      6-5, Marunouchi 1-chome
                                      Chiyoda-ku, Tokyo

Name of Liaison Contact:              Harume Nakano
                                      Ken Miura
                                      Attorneys-at-Law

Place of Liaison Contact:             Mori Hamada & Matsumoto
                                      Marunouchi Kitaguchi Building,
                                      6-5, Marunouchi 1-chome
                                      Chiyoda-ku, Tokyo

Phone Number:                         03-6212-8316

Public Offering or Sale for Registration

Name of the Fund Making Public        PUTNAM DIVERSIFIED INCOME TRUST
Offering or Sale of Foreign
Investment Fund Units:

Aggregate Amount of                   Up to 1 billion Class C Shares
Foreign Investment Fund Units         Up to the total amount obtained by
to be Publicly Offered or Sold:       aggregating the respective net
                                      asset value per Class C Share in
                                      respect of 1 billion Class C Shares
                                      (The Maximum amount expected to be
                                      sold is 10.25 billion U.S. dollars
                                      (approximately [YEN] 1,068.2 billion)).

                                      Up to 1 billion Class M Shares
                                      Up to the total amount obtained by
                                      aggregating the respective net asset
                                      value per Class M Share in respect of
                                      1 billion Class M Shares
                                      (The Maximum amount expected to be sold
                                      is 10.22 billion U.S. dollars
                                      (approximately [YEN] 1,065.0 billion)).

Note 1: U.S.$amount is translated into Japanese Yen at the rate of U.S.$l.00= [YEN] 104.21, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 2004.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the Net Asset Value per Class C Share as of the end of December, 2004 (U.S.$10.25) by 1 billion Class C Shares for convenience. The maximum amount expected to be sold is an amount calculated by multiplying the Net Asset Value per Class M Share as of the end of December 2004 (U.S.$10.22) by 1 billion Class M Shares for convenience.

Places where a copy of this Securities Registration
Statement is available for Public Inspection

Not applicable.

PART I. INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:                    PUTNAM DIVERSIFIED INCOME TRUST
                                    (hereinafter referred to as the "Fund")
                                    (The Fund may be called "Putnam DIT" in
                                    Japan.)

2. NATURE OF FOREIGN                Six classes of shares (Class A shares,
   INVESTMENT FUND UNITS:           Class B shares, Class C shares, Class M
                                    shares, Class R shares and Class Y shares

                                    Registered share certificate without par value

                                    In Japan, Class C shares and Class M
                                    shares (hereinafter referred to
                                    each as the "Shares") are for public
                                    offering.  No rating has been
                                    acquired.

                                    The Shares are additional offering type
                                    ("Tsuikagata").

3. TOTAL AMOUNT OF                  - Class C shares :
   OFFERING PRICE:                  Up to the total amount obtained by
                                    aggregating the respective net asset
                                    value per Share in respect of 1 billion
                                    Class C Shares

                                    (The maximum amount expected to be sold
                                    is  10.25 billion U.S. dollars
                                    (approximately [YEN] 1,068.2 billion)).

                                    -  Class M shares :
                                    Up to the total amount obtained by
                                    aggregating the respective net asset
                                    value per Share in respect of 1 billion
                                    Class M Shares

                                    (The maximum amount expected to be sold
                                    is  10.22 billion U.S. dollars
                                    (approximately [YEN] 1,065.0 billion)).

Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the Net Asset Value per Class C Share as of the end of December, 2004 ($10.25) by the number of Shares to be offered (1 billion). The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the Net Asset Value per Class M Share as of the end of December 2004 ($10.22) by the number of Shares to be offered (1 billion).

Note 2: Dollar amount is translated for convenience at the rate of $1.00= [YEN] 104.21 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 2004). The same applies hereinafter.

Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

4. ISSUE PRICE:                     The Net Asset Value per Share next
                                    calculated on a Fund Business Day after
                                    the application for purchase is received by the Fund.

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

                                    The Issue Price is available at the Place of Subscription as set forth in No. 8. hereinbelow.

5. SALES CHARGE:                    - Class M Shares

                                    Subscription charge applicable in Japan
                                    shall be 3.4125% (3.25% without
                                    Consumption Tax in Japan) of the Net
                                    Asset Value. 0.25% of the Net Asset
                                    Value divided by (1-0.0325) and rounded
                                    to the nearest in the three decimal places shall be retained by Putnam Retail Management L.P. as the Fund's Principal Underwriter.

                                    - Class C Shares

                                    No subscription charge payable at the time of purchase. The following sales charge will be assessed on redemptions as contingent deferred sales charge ("CDSC"):

-------------------------------------------------------------------------------
Year after purchase           1       2       3       4       5       6+
-------------------------------------------------------------------------------
Charge                        4%      4%      3%      2%      1%      0%
-------------------------------------------------------------------------------

                                    The CDSC will be applied against the
                                    lesser of issue amount at the time
                                    of purchase or repurchase proceeds.
                                    For the calculation of the duration
                                    from purchase to redemption, a period
                                    counting from the date of purchase
                                    to the last day of the corresponding
                                    month of the next year.

                                    No Consumption Tax will be imposed on CDSC.

6. MINIMUM AMOUNT OR                The minimum amount for purchase of
   NUMBER OF SHARES                 Shares is 300 shares and in integral
   FOR SUBSCRIPTION:                multiples of 10 shares.

7. PERIOD OF SUBSCRIPTION:          From:  23rd February, 2005 (Wednesday)
                                    To:  22nd February, 2006 (Wednesday)

                                    Provided that the subscription is handled only on a Fund Business Day and a business day when securities companies are open for business in Japan.

8. PLACE OF SUBSCRIPTION:           - Class C shares
                                    SMBC Friend Securities Co., Ltd.
                                    (hereinafter referred to as "SMBC
                                    Friend" or "Distributor")

                                    7-12, Nihonbashi-Kabuto-cho, Chuo-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned Distributor.

                                    - Class M shares
                                    SMBC Friend Securities Co., Ltd.
                                    7-12, Nihonbashi-Kabuto-cho, Chuo-ku, Tokyo
                                    Sumitomo Mitsui Banking Corporation
                                    1-2, Yurakucho 1-chome, Chiyoda-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of each of the above-mentioned Distributor and Sales Handling Company (Sumitomo Mitsui Banking Corporation), and other sales handling companies.

9. DATE OF PAYMENT:                 - Class C shares:

                                    Investors shall pay the Issue Price to
                                    Distributor or Sales Handling
                                    Company within 4 business days in Japan
                                    from the day when Distributor or
                                    Sales Handling Company confirms the
                                    execution of the order (the "Trade
                                    Day") (see page 40 of the Annual
                                    Securities Report set forth below).

                                    The total issue price for each Application
                                    Day will be transferred by
                                    Distributor or Sales Handling Company to the account of the Fund at Putnam Fiduciary Trust Company, the transfer agent, within 4 Fund
                                    Business Days (hereinafter referred to
                                    as "Payment Date") from (and
                                    including) the Application Day.

                                    - Class M shares:

                                    Investors shall pay the Issue Price and
                                    Sales Charge to Distributor or
                                    Sales Handling Company within 4 business days in Japan from the day when Distributor or Sales Handling Company confirms the execution of the order (the "Trade Day") (see page 40 of the Annual Securities Report set forth below).

                                    The total issue price for each Application
                                    Day will be transferred by
                                    Distributor or Sales Handling Company to the account of the Fund at Putnam
                                    Fiduciary Trust Company, the transfer
                                    agent, within 4 Fund Business Days
                                    (hereinafter referred to as "Payment Date") from (and including) the Application Day.

10. PLACE OF PAYMENT:               the same as 8. above.

11. MATTERS REGARDING TRANSFER AGENT:  Not applicable.

12. MISCELLANEOUS:

(A) There is no Deposit for Subscription.

(B) Outline of Underwriting, etc.:

(1) SMBC Friend undertakes to make a public offering of Class M Shares and Class C Shares in accordance with an agreement dated February 1, 2003 with Putnam Retail Management L.P. in connection with the sale of Class C Shares and Class M Shares in Japan.

(2) During the public offering period, SMBC Friend will execute or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other Sales Handling Companies (the "Sales Handling Companies") to the Fund.

Note: Sales Handling Company means a securities agent company and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of units of the Fund, act as agent for a distributor for subscription or redemption of units of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of redemption proceeds to investors, etc.

(3) The Fund has appointed SMBC Friend as the Agent Company in Japan.

Note: "The Agent Company" shall mean a financial institution which, under a contract made with a foreign issuer or a local underwriter of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and the Distributor or Sales Handling Companies rendering such other services.

(C) Method of Subscription:

Distributor or Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts ("Account Contract") and the investors submit to the Distributor or Sales Handling Company an application for requesting the opening of a transactions account under the Contract. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Distributor or Sales Handling Company.

The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as transfer agent for the Fund by SMBC Friend on the Payment Date.

(D) PERFORMANCE INFORMATION

The following information provides some indication of the Fund's risks. The charts show year-to-year changes in the performance of the Fund's class C shares and class M shares. The table following the chart compares the Fund's performance to that of three broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.

Calendar year total returns for class C shares.
-----------------------------------------------
1995                          18.03%
-----------------------------------------------
1996                           8.03%
-----------------------------------------------
1997                           7.37%
-----------------------------------------------
1998                          -2.67%
-----------------------------------------------
1999                           1.29%
-----------------------------------------------
2000                          -0.88%
-----------------------------------------------
2001                           2.91%
-----------------------------------------------
2002                           5.97%
-----------------------------------------------
2003                          18.17%
-----------------------------------------------
2004                           8.25%
-----------------------------------------------

Calendar year total returns for class M shares.
-----------------------------------------------
1995                          18.50%
-----------------------------------------------
1996                           8.53%
-----------------------------------------------
1997                           7.87%
-----------------------------------------------
1998                          -2.12%
-----------------------------------------------
1999                           1.85%
-----------------------------------------------
2000                          -0.40%
-----------------------------------------------
2001                           3.44%
-----------------------------------------------
2002                           6.51%
-----------------------------------------------
2003                          18.69%
-----------------------------------------------
2004                           8.73%
-----------------------------------------------

Performance figures in the bar charts do not reflect the impact of sales charges payable at time of purchase (Class M shares) or redemption (Class C shares). If they did, performance would be less than that shown. During the periods shown in the bar chart for class C shares, the highest return for a quarter was 7.09% (quarter ending 6/30/03) and the lowest return for a quarter was -5.45 % (quarter ending 9/30/98). During the periods shown in the bar chart for class M shares, the highest return for a quarter was 7.21% (quarter ending 6/30/03) and the lowest return for a quarter was -5.35% (quarter ending 9/30/98).

Performance of class C and M shares shown in the bar chart and in the table following the chart, for periods prior to their inception on 12/1/94 for class M shares and on 2/1/99 for class C shares, is derived from the historical performance of the Fund's class A shares (not offered in Japan), adjusted to reflect the higher operating expenses of class C and class M shares and, in the table only, the appropriate sales charge.

Average Annual Total Returns (for periods ending 12/31/2004)
-------------------------------------------------------------------------------
                                  Past 1 year     Past 5 years    Past 10 years
-------------------------------------------------------------------------------
Class C before taxes                7.25%            6.70%            6.44%
-------------------------------------------------------------------------------
Class M before taxes                5.23%            6.50%            6.60%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (1)     4.34%            7.71%            7.72%
(no deduction for fees,
expenses or taxes)
-------------------------------------------------------------------------------
Citigroup Non-US World             12.14%            8.77%            7.33%
Government Bond Index (2)
(no deduction for fees,
expenses or taxes)
-------------------------------------------------------------------------------
JP Morgan Global High Yield
Index (3) (no deduction            11.55%            7.61%            8.62%
for fees, expenses or taxes)
-------------------------------------------------------------------------------

(1) This Index is based on U.S. government securities and investment-grade bonds of U.S. corporations and is related to U.S. and investment-grade sector of the Fund.

(2) This Index is based on bonds of foreign governments and is related to International sector of the Fund.

(3) This Index is based on lower-rated bonds of U.S. corporations and is related to High yield sector of the Fund.

Unlike the bar charts, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge; class C share performance reflects the maximum applicable deferred sales charge if shares had been redeemed on 12/31/04. The fund's performance is compared to the Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed income securities. The fund's performance is also compared to the Citigroup Non-US World Government Bond Index, an unmanaged index utilizing market capitalization-weighting that tracks the performance of the government bond markets tracked by the Citigroup World Government Bond Index. In addition, the fund's performance is compared to the JP Morgan Global High Yield Index, an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues.

(E) FEES AND EXPENSES

This table summarizes the fees and expenses investors may pay if they invest in the Fund. Expenses are based on the Fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------------------------
                                            Class C Shares    Class M Shares
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed              NONE             3.25%
on Purchases
(as a percentage of the offering price)
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a      4.00%             NONE
percentage of the original purchase price or
redemption proceeds, whichever is lower)
----------------------------------------------------------------------------
Maximum Redemption Fee* (as a percentage of     2.00%             2.00%
total redemption proceeds)
----------------------------------------------------------------------------

(Note) Deferred Sales Charge will be assessed on redemptions within five years of purchase in accordance with the table shown in 5. "SALES CHARGE"

Annual Fund Operating Expenses** (expenses that are deducted from fund assets)
---------------------------------------------------------------------
             Management   Distribution    Other    Total Annual Fund
                Fees      (12b-1) Fees   Expenses  Operating Expenses
---------------------------------------------------------------------
Class C        0.53%         1.00%        0.17%         1.70%
Class M        0.53%         0.50%        0.17%         1.20%
---------------------------------------------------------------------

 * A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

** See the section "PART I. INFORMATION ON THE FUND, I. DESCRIPTION OF THE
   FUND, 2. INVESTMENT POLICY, (3) Structure of the Management of the Fund" in the Fund's Annual Securities Report for a discussion of regulatory matters and litigation.

(F) EXAMPLE

This example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that an investor invests $10,000 in the Fund for the time periods shown and then, except as shown for class C shares, redeem all investor's shares at the end of those periods. It also assumes a 5.00% return on an investor's investment each year and that the Fund's operating expenses remain the same. The example is hypothetical; an investor's actual costs and returns may be higher or lower.

----------------------------------------------------------------------------
                             1 year    3 years    5 years    10 years
----------------------------------------------------------------------------
Class C                       $573       $836      $1,023     $2,009
----------------------------------------------------------------------------
Class C (no redemption)       $173       $536        $923     $2,009
----------------------------------------------------------------------------
Class M                       $443       $694        $963     $1,732
----------------------------------------------------------------------------

(G) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America. Class C shares sold in the United States of America have a different CDSC and dealer commission schedule.

PART II. INFORMATION ON THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

2. INVESTMENT POLICY

3. INVESTMENT RISKS

4. FEES, ETC. AND TAX

5. STATUS OF INVESTMENT FUND

[The description in these items is the same as the description of 1. NATURE OF THE FUND, 2. INVESTMENT POLICY, 3. INVESTMENT RISKS, 4. FEES, ETC. AND TAX and 5. STATUS OF INVESTMENT FUND in I. DESCRIPTION OF THE FUND, PART I INFORMATION ON THE FUND of Annual Securities Report.]

6. OUTLINE OF PROCEDURES, ETC.

[Summary of. 2. PROCEDURES, ETC. in PART III DETAILED INFORMATION ON THE FUND will be inserted in the Japanese document but omitted in this English translation.]

7. OUTLINE OF ADMINISTRATION AND MANAGEMENT

[Summary of 3. ADMINISTRATION AND MANAGEMENT in PART III DETAILED
INFORMATION ON THE FUND will be inserted in the Japanese document but omitted in this English translation.]

II. INFORMATION ON FINANCIAL HIGHLIGHTS

["Statement of Operations (Balance Sheet)" and "Statement of Asset and Liabilities" will be inserted in the Japanese document but omitted in this English translation.]

III. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND UNITS

[The description in this item is the same as the description in II. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND UNITS in PART I INFORMAITON ON THE FUND of Annual Securities Report.]

IV. ITEMS ON DETAILED INFORMATION ON THE FUND

I. ADDITIONAL INFORMATION ON THE FUND

1. History of the Fund

2. Outline of Laws Regulating the Fund in the Jurisdiction Where
Established

3. Outline of the Supervisory Authorities

II. PROCEDURES, ETC.

1. Procedures for Subscription (Sales), etc.

2. Procedures for Repurchase, etc.

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, etc.

2. Outline of Disclosure System

3. Right of Shareholders, etc.

IV. FINANCIAL CONDITIONS OF THE FUND

1. Financial Statements

2. Condition of the Fund

V. RECORD OF SALES AND REPURCHASES

PART III. DETAILED INFORMATION ON THE FUND

[The description in this item is the same as the description in PART II. DETAILED INFORMATION ON THE FUND of Annual Securities Report.]


PART IV. SPECIAL INFORMATION

I. OUTLINE OF THE TRUST AND INVESTMENT MANAGEMENT COMPANY

II. OUTLINE OF THE OTHER RELATED COMPANIES

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS

[The description in these items is the same as the description of I. OUTLINE OF THE TRUST AND INVESTMENT MANAGEMENT COMPANY, II. OUTLINE OF THE OTHER RELATED COMPANIES, III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS in PART III SPECIAL INFORMATION of Annual Securities Report.]


IV. FORM OF FOREIGN INVESTMENT FUND UNITS

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:

(1) Front

a. Name of the Fund

b. Number of shares represented

c. Signatures of the Chairman and Transfer Agent

d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement

b. Description concerning delegation of transfer agency

V. MISCELLANEOUS

(1) The ornamental design is used in cover page of the Japanese
Prospectus.

(2) The following must be set forth in the Prospectus.

Outline of the Prospectus will be included at the beginning of the Prospectus to be delivered, summarizing the content of Part I., Information on the securities, "I. Descriptions of the Fund" in Part II, Information concerning the Fund and "II. Outline of Other Related
Companies" in Part IV Special Information, of the SRS.

Up-to-date information regarding "(1) Diversification of Investment Portfolio", "(2) Investment Assets" and "(3) Results of Past Operations" of "5. Status of Investment Fund" in "I. Description of Fund" in "PART
II. Information concerning the Fund" and regarding "IV. Financial Conditions of the Fund" in "PART III. DETAILED INFORMATION CONCERNING FUND", which will be available from time to time after the filing of the SRS, may be shown in the table, and such information may be shown graphically in addition to in a table form as an attachment to the Prospectus to be delivered. Also, the foreign exchange rate related to the Fund may be shown.

"II. Outline of Other Related Companies" and "V. Miscellaneous,
Appendix" in "PART IV. Special Information" of the SRS is included in the Prospectus to be delivered.


APPENDIX

Class C shares Dividend Report
(1/1/1992 to 12/30/2004)

-----------------------------------------------------------------------------
                 Dividend     NAV per                    Dividend     NAV per
Date               Paid        Share    Date               Paid        Share
-----------------------------------------------------------------------------
1992  January      0.105       12.77    1995  September    0.081       12.28
1992  February     0.104       12.83    1995  October      0.082       12.35
1992  March        0.105       12.75    1995  November     0.082       12.44
1992  April        0.105       12.73    1995  December     0.079       12.58
1992  May          0.104       12.84    1996  January      0.077       12.66
1992  June         0.105       12.92    1996  February     0.077       12.45
1992  July         0.104       13.04    1996  March        0.075       12.34
1992  August       0.104       13.07    1996  April        0.074       12.34
1992  September    0.104       13.24    1996  May          0.073       12.28
1992  October      0.104       13.01    1996  June         0.072       12.29
1992  November     0.104       12.95    1996  July         0.072       12.27
1992  December     0.361       12.74    1996  August       0.071       12.26
1993  January      0.093       12.90    1996  September    0.072       12.49
1993  February     0.094       12.99    1996  October      0.072       12.59
1993  March        0.094       13.07    1996  November     0.071       12.74
1993  April        0.093       13.09    1996  December     0.089       12.64
1993  May          0.093       13.15    1997  January      0.072       12.61
1993  June         0.093       13.22    1997  February     0.071       12.60
1993  July         0.093       13.25    1997  March        0.071       12.27
1993  August       0.093       13.34    1997  April        0.072       12.22
1993  September    0.093       13.31    1997  May          0.071       12.40
1993  October      0.093       13.42    1997  June         0.072       12.50
1993  November     0.093       13.31    1997  July         0.072       12.70
1993  December     0.093       13.46    1997  August       0.071       12.56
1994  January      0.093       13.57    1997  September    0.071       12.82
1994  February     0.093       13.27    1997  October      0.071       12.68
1994  March        0.093       12.80    1997  November     0.071       12.66
1994  April        0.092       12.56    1997  December     0.071       12.68
1994  May          0.093       12.39    1998  January      0.071       12.74
1994  June         0.093       12.24    1998  February     0.071       12.73
1994  July         0.092       12.22    1998  March        0.071       12.76
1994  August       0.093       12.13    1998  April        0.070       12.75
1994  September    0.092       12.00    1998  May          0.072       12.66
1994  October      0.081       11.91    1998  June         0.072       12.58
1994  November     0.082       11.68    1998  July         0.072       12.54
1994  December     0.082       11.56    1998  August       0.071       11.63
1995  January      0.082       11.55    1998  September    0.072       11.69
1995  February     0.082       11.72    1998  October      0.071       11.35
1995  March        0.082       11.81    1998  November     0.072       11.63
1995  April        0.081       11.97    1998  December     0.072       11.51
1995  May          0.082       12.31    1999  January      0.071       11.51
1995  June         0.081       12.24    1999  February     0.077       11.27
1995  July         0.081       12.28    1999  March        0.076       11.36
1995  August       0.082       12.20    1999  April        0.077       11.49
1999  May          0.076       11.17    2002  December     0.054        9.10
1999  June         0.074       11.07    2003  January      0.054        9.19
1999  July         0.075       10.95    2003  February     0.055        9.25
1999  August       0.075       10.80    2003  March        0.057        9.30
1999  September    0.074       10.75    2003  April        0.055        9.57
1999  October      0.074       10.67    2003  May          0.055        9.71
1999  November     0.074       10.70    2003  June         0.055        9.79
1999  December     0.075       10.75    2003  July         0.055        9.55
2000  January      0.075       10.57    2003  August       0.054        9.59
2000  February     0.074       10.65    2003  September    0.054        9.80
2000  March        0.075       10.57    2003  October      0.055        9.82
2000  April        0.072       10.37    2003  November     0.054        9.88
2000  May          0.071       10.19    2003  December     0.143        9.95
2000  June         0.072       10.38    2004  January      0.044       10.05
2000  July         0.072       10.30    2004  February     0.042       10.05
2000  August       0.071       10.28    2004  March        0.043       10.08
2000  September    0.072       10.11    2004  April        0.043        9.86
2000  October      0.072        9.80    2004  May          0.035        9.74
2000  November     0.072        9.65    2004  June         0.036        9.78
2000  December     0.073        9.79    2004  July         0.036        9.84
2001  January      0.072       10.05    2004  August       0.035        9.98
2001  February     0.072       10.02    2004  September    0.036       10.04
2001  March        0.072        9.81    2004  October      0.035       10.15
2001  April        0.072        9.60    2004  November     0.035       10.22
2001  May          0.072        9.63    2004  December     0.076       10.25
2001  June         0.072        9.48
2001  July         0.060        9.51
2001  August       0.060        9.61
2001  September    0.060        9.24
2001  October      0.060        9.33
2001  November     0.060        9.38
2001  December     0.060        9.28
2002  January      0.060        9.28
2002  February     0.061        9.24
2002  March        0.061        9.25
2002  April        0.060        9.35
2002  May          0.059        9.30
2002  June         0.061        9.04
2002  July         0.060        8.85
2002  August       0.060        8.96
2002  September    0.060        8.86
2002  October      0.055        8.79
2002  November     0.055        9.02

Note 1 NAV per Share represents the amount as of the end of each month, however Dividend Paid is shall not always represent the amount as of the end of each month.

Note 2 Operations of Class C Shares were commenced on February 1, 1999. NAV per Share and Dividend Paid of class C shares shown in the report, for periods prior to their inception on 2/1/99 for class C shares, is derived from the historical performance of the Fund's class A shares (not offered in Japan)

Class M Shares Dividend Report
(1/1/1991 to 12/30/2004)

-----------------------------------------------------------------------------
                 Dividend     NAV per                    Dividend     NAV per
Date               Paid        Share    Date               Paid        Share
-----------------------------------------------------------------------------
1991  January      0.113       11.30    1994  December     0.078       11.23
1991  February     0.113       11.55    1995  January      0.078       11.23
1991  March        0.101       11.53    1995  February     0.078       11.39
1991  April        0.101       11.65    1995  March        0.078       11.47
1991  May          0.101       11.56    1995  April        0.079       11.64
1991  June         0.101       11.53    1995  May          0.078       11.97
1991  July         0.101       11.67    1995  June         0.078       11.91
1991  August       0.101       11.81    1995  July         0.078       11.96
1991  September    0.101       11.95    1995  August       0.078       11.90
1991  October      0.101       12.13    1995  September    0.078       11.97
1991  November     0.101       12.10    1995  October      0.077       12.05
1991  December     0.101       12.31    1995  November     0.078       12.14
1992  January      0.101       12.24    1995  December     0.076       12.29
1992  February     0.101       12.31    1996  January      0.074       12.37
1992  March        0.100       12.23    1996  February     0.074       12.18
1992  April        0.100       12.22    1996  March        0.072       12.07
1992  May          0.100       12.33    1996  April        0.070       12.08
1992  June         0.100       12.41    1996  May          0.070       12.03
1992  July         0.100       12.52    1996  June         0.069       12.05
1992  August       0.100       12.56    1996  July         0.068       12.04
1992  September    0.100       12.73    1996  August       0.069       12.03
1992  October      0.100       12.52    1996  September    0.069       12.27
1992  November     0.101       12.46    1996  October      0.069       12.37
1992  December     0.348       12.26    1996  November     0.069       12.53
1993  January      0.090       12.42    1996  December     0.086       12.43
1993  February     0.090       12.52    1997  January      0.068       12.41
1993  March        0.090       12.59    1997  February     0.069       12.41
1993  April        0.090       12.62    1997  March        0.069       12.08
1993  May          0.090       12.68    1997  April        0.068       12.05
1993  June         0.090       12.76    1997  May          0.069       12.22
1993  July         0.090       12.78    1997  June         0.071       12.33
1993  August       0.090       12.88    1997  July         0.070       12.54
1993  September    0.090       12.86    1997  August       0.069       12.41
1993  October      0.090       12.97    1997  September    0.069       12.67
1993  November     0.090       12.86    1997  October      0.069       12.54
1993  December     0.090       13.01    1997  November     0.069       12.52
1994  January      0.091       13.13    1997  December     0.069       12.54
1994  February     0.091       12.84    1998  January      0.069       12.61
1994  March        0.091       12.39    1998  February     0.069       12.61
1994  April        0.090       12.16    1998  March        0.069       12.65
1994  May          0.090       12.01    1998  April        0.069       12.64
1994  June         0.090       11.86    1998  May          0.070       12.55
1994  July         0.090       11.85    1998  June         0.069       12.49
1994  August       0.090       11.77    1998  July         0.069       12.46
1994  September    0.090       11.65    1998  August       0.070       11.56
1994  October      0.080       11.56    1998  September    0.069       11.62
1994  November     0.080       11.34    1998  October      0.070       11.30
1998  November     0.070       11.58    2002  August       0.064        8.93
1998  December     0.070       11.46    2002  September    0.064        8.83
1999  January      0.070       11.47    2002  October      0.058        8.77
1999  February     0.072       11.24    2002  November     0.058        9.00
1999  March        0.076       11.33    2002  December     0.058        9.08
1999  April        0.079       11.47    2003  January      0.058        9.17
1999  May          0.079       11.15    2003  February     0.058        9.23
1999  June         0.079       11.05    2003  March        0.058        9.28
1999  July         0.079       10.93    2003  April        0.058        9.55
1999  August       0.079       10.78    2003  May          0.058        9.69
1999  September    0.079       10.73    2003  June         0.058        9.77
1999  October      0.079       10.65    2003  July         0.058        9.53
1999  November     0.079       10.68    2003  August       0.058        9.57
1999  December     0.079       10.73    2003  September    0.058        9.78
2000  January      0.079       10.55    2003  October      0.058        9.80
2000  February     0.079       10.63    2003  November     0.058        9.86
2000  March        0.079       10.55    2003  December     0.147        9.93
2000  April        0.076       10.35    2004  January      0.047       10.03
2000  May          0.076       10.17    2004  February     0.047       10.03
2000  June         0.076       10.36    2004  March        0.047       10.06
2000  July         0.076       10.28    2004  April        0.047        9.85
2000  August       0.076       10.26    2004  May          0.040        9.72
2000  September    0.076       10.09    2004  June         0.040        9.76
2000  October      0.076        9.78    2004  July         0.040        9.82
2000  November     0.076        9.63    2004  August       0.040        9.96
2000  December     0.076        9.77    2004  September    0.040       10.02
2001  January      0.076       10.03    2004  October      0.040       10.13
2001  February     0.076       10.00    2004  November     0.040       10.20
2001  March        0.076        9.79    2004  December     0.080       10.22
2001  April        0.076        9.58
2001  May          0.076        9.61
2001  June         0.076        9.46
2001  July         0.064        9.49
2001  August       0.064        9.59
2001  September    0.064        9.22
2001  October      0.064        9.31
2001  November     0.064        9.36
2001  December     0.064        9.26
2002  January      0.064        9.26
2002  February     0.064        9.22
2002  March        0.064        9.23
2002  April        0.064        9.33
2002  May          0.064        9.27
2002  June         0.064        9.02
2002  July         0.064        8.83

Note 1 NAV per Share represents the amount as of the end of each month, however Dividend Paid is shall not always represent the amount as of the end of each month.

Note 2 Operations of Class M Shares were commenced on December 1, 1994. NAV per Share and Dividend Paid of class M shares shown in the report, for periods prior to their inception on 12/1/94 for class M shares, is derived from the historical performance of the Fund's class A shares (not offered in Japan)